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                              TERMINATION AGREEMENT



                                  by and among



                                   AT&T CORP.,

                 AT&T COMMUNICATIONS SERVICES OF JAMAICA L.L.C.,

                         BRITISH TELECOMMUNICATIONS PLC,

                         BT (NETHERLANDS) HOLDINGS B.V.

                                       and

                                  CONCERT B.V.







                            ----------------------------

                             As of October 15, 2001

                            ----------------------------



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



                  TERMINATION AGREEMENT (this "AGREEMENT"), dated as of October
                                               ---------
15, 2001, by and among AT&T Corp., a corporation incorporated under the laws of the State of New York, United States of America ("AT&T"), AT&T Communications
                                                  ----
Services of Jamaica L.L.C., a limited liability company formed under the laws of the State of Delaware, United States of America (formerly known as VLTH Company L.L.C.) ("ACSJ," and together with AT&T, the "AT&T PARTIES"), British
          ----                                ------------
Telecommunications plc, a company organized under the laws of England and Wales ("BT"), BT (Netherlands) Holdings B.V., a BESLOTEN VENNOOTSCHAP organized under
  --
the laws of The Netherlands ("BT HOLDINGS," and together with BT, the "BT
                              -----------                              --
PARTIES"), and Concert B.V., a BESLOTEN VENNOOTSCHAP organized under the laws of
-------
The Netherlands (formerly known as TNV (Netherlands) B.V.) ("CONCERT BV").
                                                             ----------

                                R E C I T A L S :
                                - - - - - - - -

                  A. Pursuant to a Framework Agreement, dated as of October 23, 1998, among the parties hereto, as amended by a Closing Agreement, dated as of November 22, 1999, among the parties hereto (the "Closing Agreement") (the
                                                  -----------------
Framework Agreement as amended by the Closing Agreement, together with all further amendments and modifications executed by the parties prior to or as of the date hereof, the "Framework Agreement"), AT&T and BT formed a joint venture which was implemented through Concert BV and its Subsidiaries (collectively, the "Concert Group").
 -------------

                  B. Each of the parties acknowledge and agree that it is in the best interests of each party and the Concert Group to terminate the joint venture and wind up the business of the Concert Group as described in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                           DEFINITIONS; INTERPRETATION
                           ---------------------------

             1.1  Definitions.  For the  purposes  of this  Agreement,  the
                  -----------
following terms shall have the following meanings, unless the context requires otherwise:

                  "A/B CONCERT GROUP" means either the AT&T Concert Group or the
                   -----------------
BT Concert Group.

                  "ADDITIONAL AMOUNT" means $235,000,000 minus the sum of (i)
                   -----------------                     -----
the Pound Adjustment and (ii) the Canadian Note Adjustment.

                  "ADJUSTED NET ASSETS" of the AT&T Concert Group or the BT
                   -------------------
Concert Group means, as of the applicable date, total shareholders' equity as shown on the AT&T Concert Balance Sheet or the BT Concert Balance Sheet, as appropriate, excluding from the determination of assets, fixed assets (other than marketable securities, similar instruments and long-term deposits), any assets acquired under Section 5.2(b), goodwill and other intangible assets, other non-current assets (other than marketable securities, similar instruments and long-term deposits), deferred tax assets, assets that are otherwise dealt with under the Employee Matters Agreement and any assets shown for Sharinga and NavLink, Inc. and excluding from the determination of liabilities, deferred taxes, any taxes (other than current tax liabilities) that are otherwise dealt with under the Tax Matters Agreement, all liabilities, including those reserved for, that are otherwise dealt with under the Employee Matters Agreement, any reserves (estimates) for claims arising from litigation or legal proceedings other than those pursuant to a binding settlement or similar agreement entered into prior to the Closing, any liabilities associated with Sharinga and NavLink, Inc., any reserves for real estate occupancy termination costs described in Section 4.4(g), debt and other liabilities owed to a parent or its Affiliates arising from the financing of the purchase of assets pursuant to Section 5.2(b), and the Excluded AT&T Liabilities or the Excluded BT Liabilities, as appropriate. In the calculation of the Adjusted Net Assets of the AT&T Concert Group or the BT Concert Group, any cash received by a member of the Concert Group for any Parental Closing Asset Transfers shall not be taken into account, but any assets and liabilities that have been so transferred shall be included to the extent they would have been included in the determination of Adjusted Net Assets as provided in the first sentence of this definition if they had been acquired by a member of an A/B Concert Group. The calculation of Adjusted Net Assets shall take into account any adjustments required by Section 4.2(c)(ii).

                  "ALLOCATED BUSINESSES" means the AT&T Allocated Business and
                   --------------------
the BT Allocated Business collectively.

                  "AT&T Allocated Business" means the AT&T Assets and the
                   -----------------------
businesses related thereto.

                  "AT&T CONCERT GROUP" means any member of the Concert Group
                   ------------------
that is listed on Schedule 2.1(c) and identified as to be transferred or otherwise allocated to AT&T.

                  "AT&T GROUP" means AT&T and each of its Affiliates and, from
                   ----------
and after the Closing, shall include any member of the AT&T Concert Group.

                  "BRAND AGREEMENT" means the Concert Brand License Agreement,
                   ---------------
dated as of even date herewith, among AT&T, BT, Concert BV and Concert Communications Company.

                  "BT ALLOCATED BUSINESS" means the BT Assets and the businesses
                   ---------------------
related thereto.

                  "BT CONCERT GROUP" means any member of the Concert Group that
                   ----------------
is listed on Schedule 2.1(c) and identified as to be transferred or otherwise
             --------------
allocated to BT.

                  "BT GROUP" means BT and each of its Affiliates, and from and
                   --------
after the Closing, shall include any member of the BT Concert Group.

                  "COMMERCIAL AGREEMENTS" means the agreements described in
                   ---------------------
Schedule 1.1A attached hereto.

                  "CONCERT SUBSIDIARY" means a direct or indirect Subsidiary of
                   ------------------
Concert BV.

                  "GV ASSETS" means the Assets of the Concert Group.
                   ---------

                  "GV LIABILITIES" means the Liabilities of the Concert Group.
                   --------------

                  "IPR AGREEMENT" means the IPR Agreement, dated as of even date
                   -------------
herewith, among AT&T, BT and Concert BV.

                  "LIBOR" means the arithmetic average rounded up to the nearest
                   -----
1/16th of 1% of the London interbank offered rates of major banks for Dollar deposits for a three-month period that are displayed on page "LIBO" on the Reuters Monitor Money Rate Service or such other page as may replace the "LIBO" page and displays London interbank offered rates for Dollar deposits, in each case, as relevant, determined on a particular date or from time to time.

                  "MAJOR CLAIM" means (a) a Claim or a series of related Claims
                   -----------
for monetary damages in excess of $100,000,000, or (b) a Claim or a series of related Claims in which the relief sought consists wholly or partly of injunctive relief, and the injunctive relief sought, if granted, would have a value (when added to the monetary damages sought, if any), in excess of $100,000,000.

                  "ORIGINAL NOTES" means the long-term debt obligations of (i)
                   --------------
Concert Holdings Limited in the principal amount of (pound)636,128,769.47, incurred pursuant to a loan facility agreement, dated December 20, 2000, with BT, and (ii) Concert Communications Company in the principal amount of $1,000,000,000, incurred pursuant to a loan facility agreement, dated December 20, 2000, with Global Card Holdings Inc.

                  "SELECTED COURTS" means any federal or state court in the
                   ---------------
state of New York.

                  "UNWIND AGREEMENTS" means (i) this Agreement, (ii) the
                   -----------------
Commercial Agreements, (iii) the IPR Agreement, (iv) the Brand Agreement, (v) the Tax Matters Agreement, (vi) the Employee Matters Agreement, (vii) the Cable Trusts, (viii) the Mutual Release, (ix) the Transition Plan, (x) the Canada Agreement, (xi) the Argentina Agreement, (xii) the Brazil Agreement, and (xiii) the instruments of transfer in usual and customary form to effect the GV Share Transfers and the GV Asset Transfers, including any resolutions of the board of directors (or similar governing body) or shareholders, partners or equity holders of the applicable member of the Concert Group required in connection therewith.

             1.2 Additional Definitions. The following terms shall have the
                 ----------------------
meanings defined in the Section indicated:

      Defined Term                                            Section Reference
      ------------                                            -----------------
      90 Day Period                                           Section 9.1(a)
      Accounting Team                                         Section 4.2(a)
      ACSJ                                                    Preamble
      Additional Amount                                       Section 4.3(c)
      Affiliated Contract                                     Section 2.1(d)
      AGNS Agreement                                          Section 8.1
      Agreed Amount                                           Section 8.2(b)
      Agreement                                               Preamble
      Allocation Guidelines                                   Section 2.1(e)
      Argentina Agreement                                     Section 7.9(e)(i)
      Asserted Liability                                      Section 11.3(a)
      AT&T                                                    Preamble
      AT&T Assets                                             Section 2.1(a)
      AT&T Concert Balance Sheet                              Section 4.2(a)
      AT&T Indemnified Parties                                Section 11.2
      AT&T Parties                                            Preamble
      AT&T Post-Closing Liabilities                           Section 4.9(a)
      Base Amount                                             Section 4.3(c)
      Brazil Agreement                                        Section 7.9(e)(ii)
      BT                                                      Preamble
      BT Assets                                               Section 2.1(b)
      BT Concert Balance Sheet                                Section 4.2(a)
      BT Holdings                                             Preamble
      BT Indemnified Parties                                  Section 11.1
      BT Parties                                              Preamble
      BT Post-Closing Liabilities                             Section 4.9(b)
      Cable Trusts                                            Section 7.9(d)
      Canada Agreement                                        Section 8.2(a)
      Canadian Note                                           Section 8.2(b)
      Canadian Note Adjustment                                Section 4.3(b)
      Claims Notice                                           Section 11.3(a)
      Closing                                                 Section 9.1(a)
      Closing Agreement                                       Recital A
      Closing Date                                            Section 9.1(a)
      Closing Statements                                      Section 4.2(a)
      Closing Statements Date                                 Section 4.3(c)
      Concert Balance Sheet                                   Section 4.2(a)
      Concert BV                                              Preamble
      Concert Group                                           Recital A
      Consultant                                              Section 2.1(e)
      Covered Agreements                                      Section 13.1(b)
      Covered Losses                                          Section 4.5(a)

      Designated Accountants                                  Section 4.6(a)
      Employee Matters Agreement                              Section 7.7
      Engagement Team                                         Schedule 4.6(a)
      First Date                                              Section 9.1(a)
      Framework Agreement                                     Recital A
      Funding Plan                                            Section 5.1(a)
      GV Asset Transfers                                      Section 2.1(c)
      GV Share Transfers                                      Section 2.1(c)
      Indemnifying Party                                      Section 11.3(a)
      Indemnitee                                              Section 11.3(a)
      Indemnity Payment                                       Section 11.6(b)
      Intercompany Payable                                    Section 4.2(c)(i)
      Key Governmental Approvals                              Section 7.2(a)
      Losses                                                  Section 11.1
      Major Transaction                                       Section 5.2(b)(vi)
      Mutual Release                                          Section 9.1(c)(ii)
      New Transaction                                         Section 7.1(a)
      Operational Concert Liabilities                         Section 4.4(a)
      Parental Closing Asset Transfers                        Section 2.1(c)
      payee                                                   Section 4.3(c)
      payor                                                   Section 4.3(c)
      Post-Closing Payment                                    Section 4.3(a)
      Pound Adjustment                                        Section 4.1(a)
      Recipient                                               Section 7.4(b)
      requesting parent                                       Section 5.2(b)(i)
      Responsible Parent                                      Section 4.4(b)
      Shareholder Representative                              Section 5.4(a)
      Sharinga                                                Section 4.4(h)
      Specified Loss Equalization Payment                     Section 4.5(e)
      Specified Losses                                        Section 4.5(b)
      Statement of Specified Losses                           Section 4.5(c)
      Statement of Supplier/Distributor Excess Losses         Section 4.4(c)
      supplier agreements                                     Section 4.4(a)
      Supplier/Distributor Excess Loss                        Section 4.4(b)
      Tax Matters Agreement                                   Section 3.1
      Transaction                                             Section 5.2(b)(vi)
      Transition Plan                                         Section 7.5(a)
      Unallocated Asset                                       Section 2.1(e)
      Unallocated Contracts                                   Section 2.1(d)





             1.3  General  Principles  of  Construction.  Unless  otherwise
                  -------------------------------------
specified, references herein to Articles, Sections and Schedules refer to the Articles, Sections and Schedules to this Agreement. The words "HEREOF,"
                                                                        ------
"HEREIN" and "HEREUNDER,"  and words of like import,  refer to this  Agreement
 ------       ---------
as a whole and not to any particular Article or Section of this Agreement. References to this Agreement herein shall, unless the context otherwise requires, include the Schedules hereto. The words "WITHOUT
                                                                         -------
LIMITATION" shall be deemed to follow any use of the word "INCLUDE" or
----------                                                 -------
"INCLUDING" herein. References to amounts preceded by the "$" sign shall refer
 ---------
to Dollars but shall also be deemed to include the equivalent in other currencies at the relevant time or times (it being agreed that, where the context requires, the actual currency of any transaction and the conversion of one currency into another will be mutually agreed by the parties thereto or, absent agreement, Dollars). Prior to the Closing, no member of the Concert Group shall be deemed to be an Affiliate of any member of the AT&T Group or of any member of the BT Group.

             1.4  Variations in Pronouns.  All pronouns and any  variations
                  ----------------------
thereof   refer   to  the   masculine,   feminine   or   neuter,   singular   or
plural, as the context may require.

             1.5 Headings. The headings in this Agreement are for reference
                 --------
only and shall not affect the interpretation of this Agreement.

             1.6 Other  Capitalized  Terms.  Capitalized  expressions  used
                 -------------------------
without definition in this Agreement shall have the meanings assigned to them in the Framework Agreement or, if not defined in the Framework Agreement, in the Closing Agreement unless redefined in this Agreement.

             1.7 Conflicts Among Agreements.
                 --------------------------
(a) If there is a conflict between the provisions of this Agreement regarding the allocation of GV Assets and the assumption of GV Liabilities and the provisions of the other Unwind Agreements (other than the Tax Matters Agreement, the Employee Matters Agreement, the IPR Agreement, the Brand Agreement and the Cable Trusts), then the provisions of this Agreement shall prevail. Subject to
Section 2.1(f), Schedule 2.1(a) and Schedule 2.1(b) shall govern the allocation
                --------------      --------------
of GV Assets.

                  (b) If there is a conflict in the provisions of this Agreement regarding the allocation of GV Assets or the assumption of GV Liabilities and the provisions of the Tax Matters Agreement (with respect to Taxes), the Employee Matters Agreement (with respect to employee matters), the IPR Agreement (with respect to intellectual property rights), the Brand Agreement (with respect to brands) or the Cable Trusts (with respect to cable), then the applicable provisions of the Tax Matters Agreement, the Employee Matters Agreement, the IPR Agreement, the Brand Agreement or the Cable Trusts, as applicable, shall prevail.

                                   ARTICLE II

                             ALLOCATION OF GV ASSETS
                             -----------------------

              2.1  Allocation  of  GV  Assets;   Aligning  Certain  Liabilities.
                   ------------------------------------------------------------

                  (a)  Schedule  2.1(a)  attached  hereto sets forth  certain GV
                       ---------------
Assets that are to be transferred at the Closing to AT&T or its Affiliates (such assets,


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                                                                               7

together with the other assets that are allocated pursuant to this Agreement for transfer to AT&T and its Affiliates as of the Closing Date, collectively, the "AT&T Assets").
 -----------

                  (b) Schedule 2.1(b) attached hereto sets forth certain GV
                      ---------------
Assets that are to be transferred at the Closing to BT or its Affiliates (such assets, together with the other assets that are allocated pursuant to this Agreement for transfer to BT and its Affiliates as of the Closing Date, collectively, the "BT Assets").
                   ---------

                  (c) The transfer of the AT&T Assets and the BT Assets shall be effected in accordance with the steps set forth in Schedule 2.1(c) attached
                                                   ---------------
hereto. Any steps required for the transfer of any part of the AT&T Assets and the BT Assets that are not covered by the steps set forth in Schedule 2.1(c)
                                                             ---------------
shall be agreed by AT&T and BT prior to the Closing Date, consistent with the provisions of the Tax Matters Agreement. Schedule 2.1(c) shall be updated by the
                                         ---------------
parents to reflect such matters as of the Closing Date, including any restructuring under the Tax Matters Agreement. The transfer of the AT&T Assets and the BT Assets shall be by way of the transfer, at the Closing, of equity interests in the members of the Concert Group and of GV Assets to be transferred to each parent or its Affiliates and, if required to effectuate such transfer, prior to the Closing, the transfer of (i) certain equity interests in members of the Concert Group to one or more other members of the Concert Group, (ii) certain GV Assets (other than equity interests in any member of the Concert Group) from members of the Concert Group to one or more other members of the Concert Group, including the transfer of accounts receivable contemplated by
Section 2.1(h), and (iii) the transfer of accounts payable as contemplated by
Section 2.1(h), in each case as more fully described in Schedule 2.1(c) or as
                                                        ---------------
subsequently agreed by the parents in accordance with Schedule 2.1(c). The
                                                      ---------------
transfers on the Closing Date of equity interests in the members of the Concert Group set forth in Schedule 2.1(c) are herein collectively referred to as the
                   ---------------
"GV Share Transfers." The transfers prior to, or on, the Closing Date of GV
 ------------------
Assets (other than equity interests of any member of the Concert Group) set forth in Schedule 2.1(c), including transfers of GV Assets by a member of an A/B
         ---------------
Concert Group to the other parent or its Affiliates on the Closing Date ("Parental Closing Asset Transfers"), are herein collectively referred to as the
  --------------------------------
"GV Asset Transfers."
 ------------------

                  (d) Prior to the Closing, the Shareholder Representatives shall attempt to designate to which parent contracts, leases and other agreements not set forth on Schedule 2.1(a) or Schedule 2.1(b) are to be
                            ---------------    ---------------
transferred as of the Closing Date (collectively, the "Unallocated Contracts").
                                                       ---------------------
An Unallocated Contract between any member of the Concert Group and any Affiliate of any parent (an "Affiliated Contract") shall be allocated to the
                             -------------------
affiliated parent. Any Unallocated Contract other than an Affiliated Contract shall be handled in accordance with Section 2.1(e).

                  (e) With respect to any GV Asset (including the GV Assets listed on Schedule 2.1(e)(i) and any Unallocated Contracts that are not
          ------------------
Affiliated Contracts) other than the GV Assets set forth on Schedule 2.1(a) or
                                                            ---------------
Schedule 2.1(b) (an "Unallocated Asset"), the allocation of such Unallocated
---------------
Asset shall be referred to the Shareholder Representatives, who shall attempt promptly to reach agreement on the allocation thereof based on the Allocation Guidelines set forth on Schedule 2.1(e)(ii)
                        ------------------
attached hereto (the "Allocation Guidelines"). If the Shareholder
                      ---------------------
Representatives fail to reach agreement with respect to the allocation of an Unallocated Asset, within 10 days following the referral of such matter, either parent may refer the matter for resolution to an independent telecommunications consultant mutually agreed by the parents or, if the parents are unable to agree upon such person, the Wise Counselor (the "Consultant"). All referrals to the
                                           ----------
Consultant shall be made as soon as practicable but in any event within 45 days after the date hereof or, if later, within five days following the discovery of an Unallocated Asset. The Consultant shall apply the Allocation Guidelines in making his determination. The Consultant shall be directed to make such determination within 14 days of the referral of the matter to him. Any determination by the Consultant shall be final and binding on the parties and not subject to appeal. The fees of the Consultant shall be shared equally by the parents.

                  (f) If a parent reasonably believes that there is an obvious or clerical error on Schedule 2.1(a) or Schedule 2.1(b), it shall notify the
                     ---------------    ---------------
other parent and the Shareholder Representatives in writing, describing the asserted error. The Shareholder Representatives shall have full authority to resolve any such matter, but if they fail to agree, the applicable asset shall remain on the original schedule, without any right of appeal.

                  (g) Unless otherwise agreed by the parents, and other than the Post-Closing Payment to the extent that the relevant assets or liabilities have been included in the calculation of Adjusted Net Assets, no additional payment shall be required by a parent who becomes entitled to receive a GV Asset allocated pursuant to Section 2.1(d), 2.1(e) or 2.1(f). Any Unallocated Asset or other GV Asset that is allocated either to AT&T or BT pursuant to Section 2.1(d), 2.1(e) or 2.1(f) shall automatically constitute a part of the AT&T Assets or the BT Assets, as the case may be, and Schedule 2.1(a) and Schedule
                                                 ---------------     --------
2.1(b) shall be amended to reflect such additional allocations. Any Parental
------
Closing Asset Transfers shall be paid for in cash at a price no higher than the fair market value of the relevant assets, which purchase price shall be paid on the Closing Date by the parent or its applicable Affiliate that is the purchaser of such assets.

                  (h) Any accounts receivable or accounts payable or other liabilities associated with any contract that is to be transferred to either parent under this Article II shall, as of the Closing Date, be assigned or transferred to an appropriate member of the AT&T Concert Group or the BT Concert Group to the extent that the underlying contract is not, as of the Closing Date, already held by a member of the appropriate A/B Concert Group. If no such assignment or transfer can be made without obtaining the consent of a third party, then other arrangements will be made so as to transfer beneficial ownership to the appropriate party for operational purposes, as well as for purposes of the Post-Closing Payment. The parties shall execute such documents of assignment and transfer and, if necessary, beneficial ownership properly to reflect the foregoing. Without duplication, any accounts receivable and accounts payable between a member of the Concert Group and a parent or any of its Affiliates shall, as of the Closing Date, be assigned or transferred to a member of such parent's A/B Concert Group. For the avoidance of doubt and subject to the definition of "Adjusted Net Assets," all accounts receivable and accounts payable, together with appropriate reserves according to U.S. GAAP, shall be included in the AT&T Concert Balance Sheet, the BT Concert Balance Sheet and the determination of Adjusted Net Assets of the AT&T Concert Group and the BT Concert Group.

                  (i) Any parent or Subsidiary thereof that enters into any contract in its own name in accordance with Section 8.4(a) shall be allocated such contract as of Closing. No parent or Subsidiary thereof shall be required to transfer to the Concert Group any contract to which it currently is a party.

                  (j) From the date hereof until the Closing Date, the parties shall use their reasonable efforts to ensure that the GV Liabilities associated with AT&T Assets and BT Assets are transferred or assumed by the member of the A/B Concert Group acquiring the AT&T Assets or BT Assets, taking into account any specific allocations of Liabilities set forth in this Agreement, the Tax Matters Agreement and the Employee Matters Agreement, and without imposing any additional GV Liabilities on a parent or its Affiliates not otherwise contemplated by this Agreement; it being agreed that no party shall be required to incur any cost or make any concession in connection therewith.

            2.2 "As Is, Where Is." AS OF THE DATE HEREOF AND AS OF THE CLOSING
                 ---------------
DATE, EXCEPT FOR THE REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION OBLIGATIONS SPECIFICALLY CONTAINED IN ANY UNWIND AGREEMENT, (A) NONE OF AT&T, BT, CONCERT BV OR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THE BUSINESS, ASSETS OR CONDITION (FINANCIAL OR OTHERWISE) OF, OR ANY OTHER MATTER INVOLVING, CONCERT BV OR THE GV ASSETS TO BE TRANSFERRED OR THE GV LIABILITIES TO BE ASSUMED IN ACCORDANCE WITH THIS AGREEMENT, (B) ALL OF THE GV ASSETS TO BE TRANSFERRED OR GV LIABILITIES TO BE ASSUMED IN ACCORDANCE WITH THIS AGREEMENT SHALL BE TRANSFERRED OR ASSUMED ON AN "AS IS, WHERE IS BASIS," AND ALL
                                                 ---------------------
IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A SPECIFIC PURPOSE OR OTHERWISE ARE HEREBY EXPRESSLY DISCLAIMED, (C) NONE OF AT&T, BT, CONCERT BV OR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY WITH RESPECT TO ANY INFORMATION, DOCUMENTS OR MATERIAL MADE AVAILABLE IN ANY "DATA ROOMS," IN CONNECTION WITH ANY MANAGEMENT PRESENTATIONS, OR IN CONNECTION WITH ANY OTHER DUE DILIGENCE MATTER RELATING TO THE RELATIONSHIP BETWEEN AT&T AND BT, OR THE ENTERING INTO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (INCLUDING THE PROVISION OF ANY BUSINESS OR FINANCIAL ESTIMATES AND PROJECTIONS AND OTHER FORECASTS AND PLANS (AND THE REASONABLENESS OF THE ASSUMPTIONS UNDERLYING THE
SAME)), AND (D) AT&T AND BT

ACKNOWLEDGE THAT (I) THERE ARE UNCERTAINTIES INHERENT IN ATTEMPTING TO MAKE ANY SUCH ESTIMATES, PROJECTIONS AND OTHER FORECASTS AND PLANS, (II) AT&T AND BT ARE FAMILIAR WITH SUCH UNCERTAINTIES, (III) EACH OF AT&T AND BT IS TAKING FULL RESPONSIBILITY FOR MAKING ITS OWN EVALUATION OF THE ADEQUACY AND ACCURACY OF ALL ESTIMATES AND PROJECTIONS AND OTHER FORECASTS AND PLANS SO FURNISHED TO IT (AND THE REASONABLENESS OF THE ASSUMPTIONS UNDERLYING THE SAME), AND (IV) EACH OF AT&T AND BT ACKNOWLEDGES AND AGREES THAT IT IS NOT RELYING ON ANY SUCH INFORMATION, DOCUMENTS OR MATERIAL IN ANY MANNER WHATSOEVER AND THAT IT SHALL HAVE NO CLAIM AGAINST THE OTHER OR ANY OTHER PERSON OR ANY RIGHT TO INDEMNIFICATION BASED ON SUCH INFORMATION, DOCUMENTS OR MATERIAL. THE PARTIES ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION 2.2 SHALL SUPERSEDE THE TERMS OF ANY SHARE OR ASSET TRANSFER AGREEMENT, DOCUMENT, INSTRUMENT OR ARRANGEMENT ENTERED INTO IN CONNECTION HEREWITH.

                                  ARTICLE III

                                  TAX MATTERS
                                  -----------

             3.1      Tax Matters Agreement.  Concurrently with the execution
                      ---------------------
of this Agreement, the AT&T Parties, the BT Parties and Concert BV have entered into a tax matters agreement (the "Tax Matters Agreement").
                                   ---------------------


                                   ARTICLE IV

                             CLOSING BALANCE SHEETS;
                             ----------------------
                        CLOSING STATEMENTS DATE PAYMENT;
                        -------------------------------
                            TREATMENT OF LIABILITIES
                            ------------------------

             4.1      Treatment of Loans; Parental Closing Asset Transfers.
                      ----------------------------------------------------

                  (a) Prior to the Closing Date, each of the parents shall contribute the then outstanding balance of their respective Original Note in accordance with Schedule 2.1(c) to the equity of the applicable member of the
                ---------------
Concert Group. An amount equal to one-half of (x) the then outstanding principal of, and accrued interest on, AT&T's Original Note (measured in Dollars), less
(y) the then outstanding principal of, and accrued interest on, BT's Original Note (measured in Dollars, calculated by reference to the exchange rate in effect on the date of contribution) shall be referred to as the "Pound
                                                                 -----
Adjustment." The Pound Adjustment may be a positive or a negative number. If
----------
this Agreement is terminated prior to the Closing hereunder but after the contribution of the Original Notes as contemplated hereby, on the date of such termination, if the Pound Adjustment is greater than zero, BT, or if the Pound Adjustment is less than zero, AT&T, shall, at its option, make a capital contribution to an appropriate member of the

Concert Group in an amount equal to two times the absolute value of the Pound Adjustment, or pay the other parent an amount equal to the absolute value of the Pound Adjustment.

                  (b) If, on the Closing Date, the aggregate purchase price paid by BT or its Affiliates on the Closing Date for all Parental Closing Asset Transfers made by members of the AT&T Concert Group to BT or its Affiliates is greater than the aggregate purchase price paid by AT&T or its Affiliates on the Closing Date for all Parental Closing Asset Transfers made by members of the BT Concert Group to AT&T or its Affiliates, AT&T shall make a payment to BT in the amount of the difference. Conversely, if, on the Closing Date, the aggregate purchase price paid by AT&T or its Affiliates on the Closing Date for all Parental Closing Asset Transfers made by members of the BT Concert Group to AT&T or its Affiliates is greater than the aggregate purchase price paid by BT or its Affiliates on the Closing Date for all Parental Closing Asset Transfers made by members of the AT&T Concert Group to BT or its Affiliates, BT shall make a payment to AT&T in the amount of the difference. The payments contemplated by this Section 4.1(b) shall be made in cash by wire transfer of immediately available funds on the Closing Date.

             4.2      Closing Statements.
                      ------------------

                  (a) Within 90 days following the Closing Date, the parents shall cause a group of not more than seven persons, of which three persons shall be designated by each parent (with such persons being employees of such parent or any of its Affiliates) and the seventh person shall be a person to be agreed to by the parents within 30 days after the date hereof (such persons, the "Accounting Team") to prepare (i) a consolidated balance sheet of Concert BV and
 ---------------
its consolidated  Subsidiaries (the "Concert Balance Sheet"),  and (ii) separate
                                     ---------------------
balance sheets that will include on a combined basis each of the Persons forming a part of the AT&T Concert Group and the BT Concert Group (the "AT&T Concert
                                                                   -------------
Balance Sheet" and the "BT Concert Balance Sheet," respectively). The Accounting
-------------           ------------------------
Team may use appropriate resources as may be mutually agreed by the parents to assist them in the preparation of the Concert Balance Sheet, the AT&T Concert Balance Sheet and the BT Concert Balance Sheet (collectively, the "Closing
                                                                         -------
Statements").  For the avoidance of doubt, assets or liabilities  transferred to
----------
or assumed by a parent or its Affiliate pursuant to a Parental Closing Asset Transfer shall be taken into account in the preparation of the Closing Statements as if such assets or liabilities had been transferred to or assumed by such parent's A/B Concert Group, but the cash purchase price paid for the relevant assets and liabilities shall not be taken into account. Each of the Concert Balance Sheet, the AT&T Concert Balance Sheet and the BT Concert Balance Sheet shall be prepared as of the close of business of Concert BV and the Concert Subsidiaries on the day immediately preceding the Closing Date, taking into account the effect of the GV Share Transfers and the GV Asset Transfers to occur on the Closing Date in accordance with U.S. GAAP applied on a basis consistent with the preparation of the audited consolidated financial statements of Concert BV and the Concert Subsidiaries for the year ended December 31, 2000 (it being understood that to the extent that an item arises in the preparation of any Closing Statement that has no corresponding item in such audited consolidated financial statements of Concert BV and the Concert Subsidiaries, then such item shall be treated in accordance with U.S. GAAP), as adjusted pursuant to Section 4.2(c)(ii) and taking into account the matters set forth in Sections 5.2(b)(iii) and 8.4. The AT&T Concert Balance Sheet and the BT Concert Balance Sheet on a combined basis will be equal to the Concert Balance Sheet. The parents shall provide the Accounting Team with all financial information of the AT&T Concert Group and BT Concert Group, as the case may be, to enable the Accounting Team to prepare and complete the Closing Statements. The Accounting Team shall consult with the parents from time to time prior to finalization of the Closing Statements.

                  (b) The Closing Statements prepared by the Accounting Team in accordance with Section 4.2(a) shall be submitted to the Designated Accountants immediately following completion thereof. Within 90 days following receipt thereof, the Designated Accountants shall (i) complete an audit of the Closing Statements, making such adjustments thereto as it shall determine are appropriate using the U.S. GAAP principles referred to in Section 4.2(a) and as adjusted pursuant to Section 4.2(c)(ii) and taking into account the matters set forth in Sections 5.2(b)(iii) and 8.4, and produce revised balance sheets, if appropriate, which shall be the Concert Balance Sheet, the AT&T Concert Balance Sheet and the BT Concert Balance Sheet for all purposes of this Agreement, (ii) complete a report explaining any changes to the forms of any of the Closing Statements delivered to it and the reasons for such changes, and (iii) determine the amount and the payor of the Post-Closing Payment provided for in Section
4.3. The balance sheets, the report and the determination referred to in the preceding sentence shall be delivered to the parents immediately following completion by the Designated Accountants.

                  (c) (i)  Schedule  4.2(c)(i)  sets forth as of  September  15,
                           -------------------
2001, a list of all disputes relating to any amounts payable by or to any member of the Concert Group, on the one hand, to or from any member of the AT&T Group or the BT Group, on the other hand (any amounts of such type, an "Intercompany
                                                                    ------------
Payable").  The  Shareholder  Representatives  shall attempt to resolve all such
-------
disputes within 45 days after the date hereof. If any such dispute is not resolved prior to the Closing, the provisions of Article XIII shall apply. If any Intercompany Payable is not set forth on such Schedule 4.2(c)(i), none of Concert BV, the parents or any of the their Affiliates may assert that there is any disputed Intercompany Payable for which an invoice has been issued on or prior to September 15, 2001. With respect to any matter not billed as of the date hereof, invoices may be submitted provided that they are in the normal course in accordance with past practices relating to periods prior to September

15, 2001. For purposes of this Section 4.2(c)(i),  all invoices of any member of
                               -----------------
the Concert Group relating to periods prior to September 15, 2001 shall be treated as in the normal course except to the extent inconsistent with the resolution of an Intercompany Payable as contemplated by this Section. Invoices relating to periods prior to September 15, 2001 submitted by a parent to any member of the Concert Group shall be deemed to be in the normal course unless objected to by any member of the Concert Group.

                  (ii) In calculating the Adjusted Net Assets of either the AT&T Concert Group or the BT Concert Group, appropriate adjustments shall be made if the amount of Adjusted Net Assets of either the AT&T Concert

Group or the BT Concert Group has been increased or decreased as a result of any violation of Section 7.1(b), including by establishing appropriate parental payables or receivables. In addition, if the Shareholder Representatives agree to authorize any action pursuant to Section 7.1(b) on the condition that the impact on the Adjusted Net Assets balances be borne by the applicable parent, an appropriate adjustment shall be made. The Shareholder Representatives will provide the Designated Accountants with a joint written statement regarding the matters provided for in this Section, and, if they cannot agree, any disputes shall be resolved by the Wise Counselor as contemplated by Section 4.3(d).

                  (d) If, in connection with the matters set forth in Sections 4.2, 4.3 and 4.5, the Designated Accountants require an interpretation of this Agreement, the Designated Accountants may, upon two Business Days' prior written notice to the parents, consult with the Wise Counselor, whose determination shall be final and binding on the parties as to such matters and shall not be subject to appeal.

             4.3      Post-Closing Payment; Interest.
                      ------------------------------

                  (a) Based on the audited AT&T Concert Balance Sheet and the audited BT Concert Balance Sheet as determined by the Designated Accountants in
Section 4.2(b), the Designated Accountants shall prepare a statement itemizing
(i) the Adjusted Net Assets shown on the AT&T Concert Balance Sheet, (ii) the Adjusted Net Assets shown on the BT Concert Balance Sheet, and (iii) the excess of the greater Adjusted Net Assets over the lesser Adjusted Net Assets. The
                                     ----
parent with the  greater  Adjusted Net Assets shall pay to the other parent an amount equal to one-half of the amount set forth in clause (iii) of the immediately preceding sentence in accordance with Section 4.3(c). The payment contemplated by this Section 4.3(a) is referred to as the "Post-Closing
                                                                    ------------
Payment".  Each of AT&T and BT  acknowledges  and agrees that the payment of the
-------
Post-Closing Payment shall be in full and final settlement of any rights it may have against the other parent with respect to the equalization of the net amount referred to in this Section 4.3(a).

                  (b) The term  "Canadian  Note  Adjustment"  means  the  Agreed
                                 --------------------------
Amount minus $165,000,000.
       -----

                  (c) Subject to this Section 4.3(c), on a day that is within 10 Business Days following the date of delivery of the Designated Accountants' report (the "Closing Statements Date"), AT&T shall pay BT the Additional Amount
             ------------------------
(if the  Additional  Amount is positive) or BT shall pay AT&T the absolute value of the Additional Amount (if the Additional Amount is negative) and applicable parent shall make the Post-Closing Payment. If the same parent is required to make the Post-Closing Payment and pay the Additional Amount to the other parent, it shall make such payments, together with interest accrued thereon calculated in accordance with Section 4.3(d), in cash in Dollars and in immediately available funds. If, in accordance with Section 4.3(a) and this Section 4.3(c), each parent is required to make a payment to the other parent, in lieu of two separate payments to be made between the parents, the parent who is required to pay a greater amount to the other parent (the "payor") shall make a payment on ----- the Closing Statements Date to the other parent (the "payee") in an amount equal ----- to the excess of (i) the payment required to be made by the payor over (ii) the payment required to be made by the payee to the payor. Any net amount to be paid under this Section 4.3(c) shall be paid in full in cash in Dollars and in immediately available funds, together with interest accrued thereon calculated in accordance with Section 4.3(d).

                  (d) Interest on any payment required to be made under Section 4.3(c) shall accrue from (and including) the Closing Date up to (but excluding) the date of payment at an annual rate equal to LIBOR, plus 50 basis points, with LIBOR determined as of the Closing Date for the period from the Closing Date to the last day of the month in which the Closing Date occurs and, for each month thereafter until the date of payment, LIBOR determined as of the first Business Day of such month, compounded quarterly.

                  (e) For the purposes of the payments described in Sections 4.3(a), (c) and (d), the parties acknowledge and agree that if AT&T is the payor, the actual payor thereof shall be VLT US Holdco L.L.C. and AT&T hereby guarantees such payment by VLT US Holdco L.L.C., and if BT is the payor, the actual payor thereof shall be BT Holdings and BT hereby guarantees such payment by BT Holdings.

                  (f) All amounts payable by or to any member of the AT&T Concert Group, on the one hand, to or from any members of the BT Concert Group, on the other hand, in each case as of the Closing Date, shall be settled in cash, together with interest thereon, as described in the next sentence, on the date of payment of the Post-Closing Payment. Notwithstanding anything to the contrary contained herein, in any of the trading or intercompany agreements or any other instruments creating or governing such payables, interest shall accrue on such payables from (and including) the Closing Date up to (but excluding) the date of payment of the Post-Closing Payment at an annual rate equal to LIBOR, plus 50 basis points, compounded quarterly.

             4.4      Operational Concert Liabilities; Lease Termination Costs.
                      --------------------------------------------------------

                  (a) "Operational Concert Liabilities" means Liabilities of the
                       -------------------------------
Concert Group (i) to the extent incurred or resulting from any fact, event or circumstances occurring or existing prior to the Closing, (ii) that (x) arise out of, result from or are based on (A) customer contracts, including contracts with Qualifying MNC Customers or other Global Account customers, Carrier Services agreements, agreements with wholesale account and agreements for the provision of International Traffic Termination Services, or (B) supplier or distribution agreements, in the case of clauses (A) and (B), that are allocated to a parent pursuant to Article II, or (y) are Liabilities relating to the investment in NavLink, Inc., including the Liability of the Concert Group under the Prepaid Services Agreement, dated December 21, 2000, to provide certain services to NavLink, Inc., and (iii) that are not taken into account in the calculation of the Adjusted Net Assets of either the AT&T Concert Group or the BT Concert Group, but expressly excludes (1) Tax Liabilities (which are dealt with in the Tax Matters Agreement), (2) Liabilities relating to employee matters (which are dealt with in the Employment Matters Agreement), and (3) Liabilities described in

                                                                              15
Sections  4.4(e),  4.4(f),  4.4(g),  4.4(h),  4.8 and 4.10. For the
avoidance of doubt,  the term  "supplier  agreements"  means  contracts  for the
                                --------------------
supply of Communications Services.

                  (b) Notwithstanding anything to the contrary contained herein, Operational Concert Liabilities shall be borne solely by the parent to which the relevant GV Asset is allocated (the "Responsible Parent"); provided, that, if,
                                     ------------------
in respect of a claim or series of related claims involving an Operational Concert Liability described in clause (ii)(x)(B) of Section 4.4(a) and a single third party (but excluding any such Operational Concert Liability where the counterparty is an Affiliate of the Responsible Parent) that is made or asserted in writing against it or any of its Affiliates and with respect to which it gives the other parent notice in writing on or before the second anniversary of the Closing Date, the liability of the Responsible Parent exceeds or will exceed $10,000,000, the parents shall share the liability in excess of such threshold (such excess, a "Supplier/Distributor Excess Loss") on an equal basis. Any
                    ----------------------------------
Action that is brought against a parent or any of its Affiliates that could reasonably be expected to involve an Operational Concert Liability shall be handled in accordance with Section 4.7.

                  (c) Each parent shall use its commercially reasonable efforts to minimize the amount of any Operational Concert Liabilities described in clause (ii)(x)(B) of Section 4.4(a) of the members of the Concert Group that have been acquired by it as of the Closing Date. For the purpose of the proviso to the first sentence of Section 4.4(b), each parent shall deliver to the other parent (i) within 60 days after each anniversary of the Closing Date a statement setting forth in reasonable detail the nature and amount of each Supplier/Distributor Excess Loss that has been paid by it or its Affiliates in the prior one year period, as the case may be, and the amounts that are payable by the other parent in respect thereof, and providing supporting documentation relating thereto (the "Statement of Supplier/Distributor Excess Losses") and
                       -----------------------------------------------
(ii) promptly after notice thereof, a statement describing any claim which could reasonably be expected to result in a Supplier/Distributor Excess Loss. The parent that has paid a lower aggregate amount of Supplier/Distributor Excess Losses shall, as promptly as practicable after each parent has received the other parent's Statement of Supplier/Distributor Excess Losses, reimburse or pay to the other parent one-half of the amount of the excess of the other parent's aggregate Supplier/Distributor Excess Losses over its aggregate Supplier/Distributor Excess Losses.

                  (d) If the Responsible Parent proposes a settlement of any action in which the other parent is liable to fund an Operational Concert Liability in excess of $10,000,000 as provided in the proviso to the first sentence of Section 4.4(b), and the other parent consents to such settlement, such other parent shall not be required to reimburse the Responsible Parent for any of its costs expended in connection with the defense of such Action. If the other parent objects to the proposed settlement, such other parent shall bear half of the amount of the reasonable costs expended (excluding the costs of in-house counsel) in connection with the defense of such Action and shall reimburse the Responsible Parent therefor following receipt of a statement in writing from the Responsible Parent, setting forth a summary in reasonable detail of the costs expended and the Action to which they relate.

                  (e) With respect to liabilities arising from the termination of real property leased, licensed or otherwise used by a member of the Concert Group (other than those leases, licenses or arrangements that the parents mutually agree should not be terminated), where such lease, license or other use is granted by or from a parent or any of its Affiliates and where such member of the Concert Group held, occupied or used 70% or more of the applicable space as of September 30, 2001, appropriate reserves shall be made in accordance with U.S. GAAP for the costs associated therewith. For the avoidance of doubt, such costs shall be borne by the parents on an equal basis through the determination of the Adjusted Net Assets of the AT&T Concert Group and the BT Concert Group and the Post-Closing Payment.

                  (f) With respect to liabilities arising from the termination of real property leased, licensed or otherwise used by a member of the Concert Group (other than those leases, licenses or arrangements that the parents mutually agree should not be terminated), where such lease, license or other use is granted by or from a third party, appropriate reserves shall be made in accordance with U.S. GAAP for the costs associated therewith. For the avoidance of doubt, such costs shall be borne by the parents on an equal basis through the determination of the Adjusted Net Assets of the AT&T Concert Group and the BT Concert Group and the Post-Closing Payment.

                  (g) With respect to real property leased, licensed or otherwise used by a member of the Concert Group (other than the leases, licenses or arrangements that the parents mutually agree should not be terminated), where such real property is leased or licensed from a parent or any of its Affiliates and less than 70% of the applicable space was held, occupied and used by the Concert Group as of September 30, 2001, the costs associated therewith shall be borne by the applicable parent only.

                  (h) Unless, as of the Closing, the Concert Group has divested its equity interests in Sharinga Networks, Inc. ("Sharinga"), and discharged all related Liabilities, such equity interests and Liabilities will be allocated to, and assumed by, AT&T and BT in equal shares.

             4.5      Certain Liabilities Not Reflected on Closing Statements.
                      -------------------------------------------------------

                  (a)   Liabilities   of  the  Concert  Group  (other  than  (1)
Operational Concert Liabilities, (2) Tax Liabilities, which are dealt with in the Tax Matters Agreement, (3) Liabilities relating to employee matters, which are dealt with in the Employee Matters Agreement, and (4) the Liabilities described in Sections 4.4(e), 4.4(f), 4.4(g), 4.4(h), 4.8 and 4.10) (i) to the
extent incurred or resulting from any fact, event or circumstance occurring or existing prior to the Closing, and (ii) that are not taken into account in the calculation of the Adjusted Net Assets of either the AT&T Concert Group or the BT Concert Group (collectively, the "Covered Losses") shall be handled in
                                          ---------------
accordance with this Section 4.5.

                  (b) Each of AT&T and BT shall bear Covered Losses for which claims have been made or asserted in writing against it or any of its Affiliates and with respect to which it gives the other parent notice in writing, with reasonable detail of the particulars of the claim, prior to the date that is three and one-half years after the Closing Date (collectively, the "Specified Losses") up to an
                                                    -----------------
aggregate amount equal to $10,000,000. Any Specified Losses that are actually paid by a parent or its Affiliates after the Closing Date in excess of $10,000,000, in the aggregate, shall be borne by the parents on an equal basis; provided that any Specified Loss that together with the amount of any related
--------
claims is less than $100,000 shall be ignored and not taken into account for purposes of calculating whether the $10,000,000 threshold has been met or the amount of Specified Losses in excess of such threshold.

                  (c) Each parent shall use its commercially reasonable efforts to minimize the amount of the Specified Losses of the members of the Concert Group that have been acquired by it as of the Closing Date. Each parent shall deliver to the other parent and to the Designated Accountants (x) within 60 days after each anniversary of the Closing Date a statement setting forth in reasonable detail the nature and amount of each Specified Loss that has been paid by it or its Affiliates in the prior one year period, and the aggregate amount of all such Specified Losses and any outstanding claims for Specified Losses, and providing supporting documentation relating thereto (collectively "Statement of Specified Losses") and (y) promptly after notice thereof, a
 -----------------------------
statement describing any claim which could reasonably be expected to result in a Specified Loss in excess of $1,000,000.

                  (d) Any Action that is brought against a parent or any of its Affiliates that could reasonably be expected to result in a Specified Loss shall be handled in accordance with Section 4.7. Within 60 days following each anniversary of the Closing Date, each parent shall determine the amount of the reasonable costs expended (excluding the costs of in-house counsel) in connection with the defense of Actions for which it has primary responsibility as set forth in Section 4.7(b) and shall notify the other parent in writing thereof, setting forth a summary in reasonable detail of the costs expended and the Action to which they relate. The parent with the lower aggregate defense costs shall, as promptly as practicable after each parent has received the other parent's notice, reimburse or pay to the other parent one-half of the amount of the excess of the other parent's defense costs over its defense costs.

                  (e) The Designated Accountants shall verify each parent's Statement of Specified Losses, and shall determine the amount and the payor of any payment required to be made so as to effectuate the intent of Section 4.5(b) (the "Specified Loss Equalization Payment"). The Designated Accountants shall be
      -----------------------------------
instructed to deliver their report within 90 days following each anniversary of the Closing Date, or, if earlier, within 30 days following receipt by the Designated Accountants of the Statements of Specified Losses from both parents. The Specified Loss Equalization Payment with respect to the applicable prior period shall be made within 10 Business Days following the date of delivery of the Designated Accountants' report with respect to such period, in cash by wire transfer of immediately available funds.

                  (f) Each of AT&T and BT acknowledges and agrees that the payment of the Specified Loss Equalization Payment shall be in full and final settlement of any rights that it may have against the other parent with respect to Specified Losses paid by it or its Affiliates. Each Covered Loss that is not a Specified Loss shall be the responsibility of and borne by the parent or its Affiliate which suffers the Covered Loss.

             4.6      Designated Accountants.
                      ----------------------

(a) Within 60 days after the date hereof, the parents shall jointly enter into an engagement letter with PricewaterhouseCoopers LLP or Ernst & Young LLP (the "Designated Accountants"), incorporating the items set forth on Schedule 4.6(a)
 ----------------------                                         ---------------
attached hereto. Pursuant to the terms of such engagement letter, the Designated Accountants shall be instructed as of the date thereof to perform the work and make the determinations described in Sections 4.2, 4.3 and 4.5, within the periods specified therein.

                  (b) The parents shall promptly make available or cause to be made available to the Designated Accountants all data and information reasonably requested by the Designated Accountants for purposes of conducting their work and rendering their determinations as provided in Sections 4.2, 4.3 and 4.5, including information in the possession of PricewaterhouseCoopers LLP in its capacity as outside auditors of Concert BV, and with a view to enabling the Designated Accountants to complete its work in the time period contemplated in
Section 4.2(b). Without limiting the foregoing, from and after the Closing Date, to enable the Designated Accountants to complete its work under Sections 4.2,
4.3 and 4.5, AT&T and BT shall give the Designated Accountants and its representatives reasonable access during normal business hours to the properties, books and records of the AT&T Concert Group and BT Concert Group, respectively, and the employees, accountants and other consultants of each member of the AT&T Concert Group and BT Concert Group, respectively (provided, that such access does not unreasonably interfere with the business of such member of the AT&T Concert Group or BT Concert Group, as the case may be), and furnish the Designated Accountants and its representatives with all such information as the Designated Accountants may reasonably request.

                  (c) The fees and expenses of the Designated Accountants shall be borne equally by the parents. The Designated Accountants shall act as an expert and not as an arbitrator. Absent manifest error, the report and determinations of the Designated Accountants shall be final and binding on the parents. The parents expressly waive any right they may have to seek review by the Wise Counselor or judicial review of any such determinations on any ground, absent manifest error.

             4.7      Handling of Actions.
                      -------------------

                  (a) In the case of an Action that could reasonably be expected to involve an Operational Concert Liability and that is brought against the Responsible Parent or against both the Responsible Parent and the other parent, the Responsible Parent shall be primarily responsible for defending such Action. If an Action involving an Operational Concert Liability has been brought only against a parent other than the Responsible Parent, the matter shall be handled in accordance with Article XI to the extent set forth therein.

                  (b) If an Action that could reasonably be expected to result in a Specified Loss is brought against both parents or their Affiliates, the primary responsibility for defending any such Action shall be allocated to either parent if, and so long as, it is a party to such Action based on the geographic location of the forum in which such Action was brought as follows:

         Claim brought in:                                Allocated to:
         ----------------                                 ------------
         United Kingdom                                   BT
         Europe                                           BT
         Middle East                                      BT
         Africa                                           BT
         North America                                    AT&T
         Caribbean/Latin America                          AT&T
         Asia Pacific                                     AT&T

If any Action that could reasonably be expected to involve a Specified Loss has been brought only against one parent or its Affiliates it shall, subject to
Section 4.7(c), have sole responsibility for defending such Action.

                  (c) The parent with the primary or sole responsibility for defending an Action as described in Sections 4.7(a) and 4.7(b) shall control the defense of such Action and may consent to the entry of any judgment or enter into any settlement of the Action; provided that if any settlement would require
                                   --------
the other parent to contribute its 50% share of the Supplier/Distributor Excess Loss as set forth in Section 4.4(b) or its 50% share of any Specified Losses in excess of $10,000,000, in the aggregate, as set forth in Section 4.5(b), such other parent's consent shall be required, and provided, further, however, that
                                              --------   -------   -------
the consent of the other parent shall be required if the effect thereof is to permit any injunction, declaratory judgment, order or other nonmonetary relief to be entered, directly or indirectly, against the other parent or any Affiliate thereof or the settlement does not include a full release from liability of the other parent or any Affiliate thereof. The parent not in control of a defense may nonetheless participate in the defense at its own cost and expense.

                  (d) This Section 4.7 covers only the handling of any Action involving an Operational Concert Liability or Specified Loss and shall not affect the allocation of such Liabilities as set forth in Sections 4.4 and 4.5, respectively.

              4.8 Pre-GV  Liabilities.  The Excluded AT&T  Liabilities  shall be
                  -------------------
transferred to, or remain with or be assumed by, AT&T and the Excluded BT Liabilities shall be transferred to, or remain with or be assumed by, BT, in each case without regard to the limitations or qualifications thereon contained in Sections 25.4(c) and (d) of the Framework Agreement (it being understood that the Concert Liabilities excluded from the definition of "Excluded BT
                                                                    ------------
Liabilities"  pursuant  to the  parenthetical  clause  of  paragraph  (c) of the
-----------
definition thereof do not constitute Excluded BT Liabilities, but are Liabilities of the Concert Group).

             4.9      Post-Closing Liabilities.
                      ------------------------

                  (a) Subject to Section 4.10, AT&T shall be responsible for all Liabilities of the AT&T Allocated Business to the extent incurred or resulting from any fact, event or circumstance occurring or existing after the Closing (the "AT&T Post-Closing Liabilities").
      -----------------------------

                  (b) Subject to Section 4.10, BT shall be responsible for all Liabilities of the BT Allocated Business to the extent incurred or resulting from any fact, event or circumstance occurring or existing after the Closing (the "BT Post-Closing Liabilities").
      ---------------------------

             4.10     Cable Commitments.
                      -----------------

                  (a) With respect to all commitments to acquire cable assets or cable capacity that were entered into by a parent before January 5, 2000 and in respect of which, as of the Closing Date, the cable assets or cable capacity will be transferred or allocated to such parent, such parent will be solely responsible for all funding obligations or other liabilities that become due from and after the Closing Date with respect thereto. For the avoidance of doubt, if each parent had a commitment to acquire a cable asset or cable capacity on the same cable, all funding obligations with respect to that cable asset or cable capacity shall be transferred or allocated, as of the Closing Date, to the parents in the same proportion as each parent's commitments bore to the total of all commitments on such system.

                  (b)  With   respect  to  all   commitments   relating  to,  or
acquisitions of, cable assets or cable capacity that were entered into by the Concert Group from January 5, 2000 to the Closing Date, each parent will be solely responsible for all funding obligations or other liabilities that become due from and after the Closing Date with respect to the portion of such cable assets or cable capacity that was allocated to such parent as of the Closing Date.

                  (c) With respect to all cable assets and cable capacity that are allocated or transferred to a parent as of the Closing Date, such parent shall be responsible for all ongoing operational and maintenance costs arising from and after the Closing Date relating thereto with respect to that portion of such cable asset or cable capacity that was allocated to such parent as of the Closing Date.

                  (d)  Notwithstanding the provisions of Section 4.10(a) through
(c), any commitments relating to, or acquisitions of, cable assets or cable capacity that become due prior to the Closing Date shall be the responsibility of the Concert Group and shared equally by the parents (without duplication of any such commitment taken into account in the determination of the Adjusted Net Assets of the AT&T Concert Group and the BT Concert Group and the Post-Closing Payment), regardless of when and by whom such commitments were made, and regardless of which parent is allocated the applicable assets or capacity.

             4.11     Post-Closing Collections and Payments.
                      -------------------------------------

                  (a) With respect to any accounts receivable that, as of the Closing Date, are transferred from a member of a parent's A/B Concert Group to a member of the other parent's A/B Concert Group, if any amounts are collected in respect thereof by the transferor it shall keep such payments segregated from its other funds, and promptly pay over such amounts to the transferee of such accounts receivable. Similarly, if, after the Closing Date, a parent or any of its Affiliates receives any payments in respect of contracts, customer accounts or accounts receivables that have been allocated and transferred to the other parent or its Affiliates in accordance with this Agreement, the first parent or its Affiliates shall keep such payments segregated from its other funds, and promptly pay over such payments to such other parent or its Affiliates. Subject to Section 4.7, the parent to whom any accounts receivable shall have been allocated and transferred in accordance with this Agreement shall have the exclusive right to deal with the obligor thereof with respect to any matter regarding the collection or settlement of such accounts receivable.

                  (b) With respect to any accounts payable that, as of the Closing Date, are transferred or allocated from a member of a parent's A/B Concert Group to a member of the other parent's A/B Concert Group, the transferee thereof or the parent to whom such accounts payable have been allocated in accordance with this Agreement shall be responsible for the payment, settlement or discharge thereof.

                                   ARTICLE V

                               OPERATIONAL MATTERS
                               -------------------

             5.1      Funding.
                      -------

                  (a) The parties acknowledge that a funding plan for the Concert Group (the "Funding Plan") was adopted at the Management Board meeting
                    -------------
of Concert BV on October 11, 2001. Except as otherwise agreed by the Shareholder Representatives or in the Unwind Agreements, the parents agree to fund, on a 50/50 basis, or cause Concert BV to fund, the projects identified in the Transition Plan, including any such projects that are not completed by the Closing, and any contingency plans therefor set forth in the Transition Plan, in each case, consistent with the decision of the Management Board on October 11, 2001.

                  (b) Each parent will also act in good faith to support the other parent's ability to offer and provide services to customers until such time as the Transition Plan is complete and such other parent is able to manage its Allocated Business.

             5.2      Assets Acquired Between Signing and Closing.
                      -------------------------------------------

                  (a) Notwithstanding anything to the contrary contained herein, but subject to the Transition Plan and the other Unwind Agreements, the cost of any GV Asset that is acquired by any member of the Concert Group between the date hereof and the Closing Date where the cost thereof does not exceed $500,000 individually or $2,000,000 in the aggregate and where such GV Asset is not required or contemplated by the Transition Plan and the cost of any contractual commitments provided for in the Funding Plan, shall, in each case, be borne by the parents on an equal basis.

(b) (i) Since the parents desire to achieve operational readiness to deliver service to customers following the Closing, each of the parents (a "requesting
                                                                    ----------
parent") may cause a member or members of the Concert Group to purchase network
------
equipment or customer premises equipment with an aggregate acquisition cost not to exceed $150,000,000. Title to such assets will be held by a relevant member or members of the Concert Group, but such assets may be installed and managed by and at the facilities of the requesting parent. The requesting parent will be obligated to advance to such member of the Concert Group the full purchase price in cash (in the form of a shareholder loan) necessary to fund the acquisition of all of such assets. For the avoidance of doubt, the Concert Group shall not be required to assume any non-cash obligation in connection with the purchase of any such equipment.

                  (ii) The assets acquired by the relevant member of the Concert Group pursuant to Section 5.2(b)(i) will not be used at all by the requesting parent, the other parent or the Concert Group prior to April 1, 2002. If the Closing has not occurred prior to April 1, 2002, then the requesting parent that paid for such assets or associated systems (but not the other parent) may use such assets and associated systems to deliver service to customers unless (1) such requesting parent has, following the date of this Agreement and prior to April 1, 2002, entered into a Major Transaction or a letter of intent or agreement providing for a Major Transaction, (2) any of the conditions to Closing set forth in Sections 10.1(a)(i) through (vi) inclusive have not then been satisfied, unless the primary reason for such conditions to Closing not being satisfied is a breach by the other parent of its obligations under this Agreement, and (3) the other parent has made an election as provided in the next sentence. If the conditions contained in the preceding clauses (1) and (2) have occurred, then the parent that did not enter into the letter of intent or agreement regarding the Major Transaction may specify that neither parent will be permitted to use any assets for delivery of service to customers acquired pursuant to this Section until the conditions to Closing referred to in clause
(2) of the preceding sentence have been satisfied. Notwithstanding the preceding sentence, if the assets have already been placed in service as permitted by this Section and a parent subsequently announces a Major Transaction following the in-service date, the parents shall not then be required to terminate using such assets to deliver service to customers.

                  (iii) All revenues, income and other benefits received by a parent or a member of the Concert Group and all receivables and payables derived from the use of the assets acquired pursuant to this Section 5.2(b) prior to the Closing Date will be held in trust for the economic benefit and risk of, and will be promptly contributed to or assumed by, the relevant member of the Concert Group prior to the Closing Date.

                  (iv) At the Closing, the requesting parent shall acquire the assets purchased pursuant to this Section in exchange for cancellation of the relevant shareholder loan or loans.

                  (v) If this Agreement has been terminated, the economic benefit and risk arising from the assets acquired by the appropriate member of the Concert Group will remain with such member. Following such termination, and if the Concert Group requires further funding to operate its business, the parent that has funded the lesser amount in respect of the purchase of assets pursuant to this Section will be obligated to contribute cash (in the form of shareholder loans) to the Concert Group from time to time as is required by the Concert Group up to the amount of the difference of the amounts so funded by the parents before the other parent will be required to share in the obligation to fund the operations of the Concert Group on an equal basis.

                  (vi) For purposes of this Section 5.2(b),  "Major Transaction"
                                                              -----------------
means a transaction or a series of related  transactions  involving either (i) a
merger,  acquisition,  business  combination,   divestiture,  investment,  joint
venture or similar transaction (a "Transaction") with a value of $7.5 billion or
                                   -----------
more involving a parent or one or more of its Affiliates and one or more unaffiliated third parties principally headquartered in the United States and substantially involved in the provision of Communications Services of the type offered by the parent or its Affiliate entering into the Transaction (but in determining if a Person is substantially involved in such Communications Services business, the cable television or local broadband business of such Person will be excluded), other than any such Transaction that predominantly involves (1) the cable television or local broadband assets and businesses of a parent or its Affiliates, or (2) AT&T Canada Inc., or (ii) a Transaction with a value of $500 million or more involving a parent or one or more of its Affiliates and a local or long distance telecommunications company whose principal headquarters is located in the United Kingdom or Europe or one or more of its Affiliates.

              5.3 Assets  Sold  Between  Signing  and  Closing.  Notwithstanding
                  --------------------------------------------
anything to the contrary contained herein or in the Funding Plan, the net sale proceeds of any GV Asset that is a fixed asset (other than marketable securities, similar instruments and long-term deposits) that is sold to a third party between the date hereof and the Closing Date (i) pursuant to a contractual commitment existing as of the date hereof, or (ii) other than a GV Asset described in clause (i), where the gross sale proceeds do not exceed $500,000 individually or $2,000,000 in the aggregate, shall be deemed to be shared by the parents on an equal basis.

              5.4 Shareholder Representatives.
                  ---------------------------

              (a) For the purposes of facilitating the implementation of the transactions contemplated by this Agreement, each parent shall designate a representative (a "Shareholder Representative") who shall have full power and
                    ---------------------------
authority to make determinations on behalf of such parent as expressly set forth in this Agreement, as well as in respect of the matters described in Section 7.1, and in respect of such other matters as such parent may designate in writing. All such determinations shall be consistent with the terms of this Agreement, the Commercial Agreements and the other Schedules and Exhibits hereto.

              (b) The parties acknowledge that the initial Shareholder Representative of AT&T is Gary Weis, and the initial Shareholder Representative of BT is Tim Smart. Each parent may, from time to time, remove and replace its Shareholder Representative by notice in writing to the other parent, with a copy to Concert BV.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

6.1      Representations and Warranties of AT&T.  AT&T represents and warrants
         --------------------------------------
to the BT Parties as follows:

              (a)  ORGANIZATION  AND  STANDING.   AT&T  is  a  corporation  duly
organized, validly existing and in good standing under the laws of the State of New York, and ACSJ is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and each has all requisite corporate or limited liability company authority and power necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

              (b) AUTHORIZATION; VALIDITY. Each of AT&T and ACSJ has all requisite corporate or limited liability company authority and power to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Each of AT&T, ACSJ and their Affiliates will have at the Closing all requisite corporate, partnership, limited liability company or other similar authority and power to execute and deliver the other Unwind Agreements to be executed by it on or prior to the Closing, to perform its obligations under such other Unwind Agreements to which it is a party and to consummate the transactions contemplated thereby. The execution, delivery and performance by each of AT&T and ACSJ of this Agreement, and the consummation by each of AT&T and ACSJ of the transactions contemplated hereby, have been duly authorized by all necessary corporate or limited liability company action on the part of AT&T and ACSJ, and the execution, delivery and performance by each of AT&T, ACSJ and their Affiliates of the other Unwind Agreements to be executed by it on or prior to the Closing, and the consummation of the transactions contemplated thereby, will, prior to such execution and delivery, be duly authorized by all necessary corporate, partnership, limited liability company or other similar action on the part of AT&T, ACSJ or such Affiliates, and no other corporate, partnership, limited liability company or other similar proceedings or actions on the part of any of AT&T, ACSJ or such Affiliates, or their respective boards of directors or other governing bodies or stockholders, partners or members are necessary therefor. This Agreement has been, and the other Unwind Agreements to be executed by AT&T, ACSJ and their Affiliates on or prior to the Closing will, when executed and delivered, be, duly executed and delivered by AT&T, ACSJ and their Affiliates, as applicable. Assuming the due execution and delivery hereof and thereof by the other parties thereto, this Agreement constitutes, and the other Unwind Agreements to be executed by AT&T, ACSJ or their Affiliates on or prior to the Closing will, when duly executed and delivered, constitute, legal, valid and binding obligations of AT&T, ACSJ and such

Affiliates that are parties thereto, enforceable against it or them in accordance with their respective terms.

              (c) NO CONFLICTS. The execution, delivery and performance by each of AT&T and ACSJ of this Agreement, the consummation of the transactions contemplated hereby and compliance with the terms hereof do not, and the execution, delivery and performance by each of AT&T, ACSJ and their Affiliates of the other Unwind Agreements to be executed by it on or prior to the Closing, the consummation of the transactions contemplated by such Unwind Agreements and compliance with the terms of such Unwind Agreements will not at the Closing, conflict with, or constitute or result in any Default under (i) any provision of the Restated Certificate of Incorporation or bylaws of AT&T, the constitutive or similar governing documents of ACSJ or any provision of the constitutive or similar governing documents of any such Affiliate, (ii) any order, arbitration award, judgment, injunction or decree against, or binding upon, any of AT&T, ACSJ or any such Affiliate or upon its properties or businesses, (iii) any instrument, contract, mortgage, charge or other agreement to which AT&T, ACSJ or any such Affiliate is a party or by which any of its Assets is bound, or (iv) under any Applicable Law with respect to AT&T, ACSJ or any such Affiliates or any of their respective Assets (except, with respect to clauses (ii), (iii) and (iv), for such conflicts or Defaults that, individually or in the aggregate, would not have a material effect on the ability of AT&T, ACSJ or any of their Affiliates, as applicable, to perform in all material respects its obligations under this Agreement and the other Unwind Agreements to which it is a party in accordance with their respective terms).

              (d) CONSENTS AND APPROVALS.  Except as provided in Schedule 6.1(d)
                                                                 ---------------
or except as may be required to implement the steps set forth in Schedule 2.1(c)
                                                                 ---------------
in accordance with Applicable Law, no Third Party Approval and no Governmental Approval is required to be obtained or made by AT&T, ACSJ or any of their Affiliates in connection with the execution, delivery and performance of this Agreement and the other Unwind Agreements and the transactions contemplated hereby and thereby, except for Third Party Approvals or Governmental Approvals, the absence of which, individually or in the aggregate, would not have a material effect on the ability of any of AT&T, ACSJ or their Affiliates, as applicable, to perform in all material respects its obligations under this Agreement and the other Unwind Agreements to which it is a party in accordance with their respective terms.

             6.2      Representations and Warranties of BT.  BT represents and
                      ------------------------------------
warrants to the AT&T Parties, as follows:

              (a) ORGANIZATION AND STANDING. BT is a public limited company incorporated under the laws of England and Wales, and BT Holdings is a Besloten Vennootschap organized under the laws of The Netherlands, and each has all requisite corporate authority and power necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

              (b) Authorization; Validity. Each of BT and BT Holdings has all requisite corporate authority and power to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Each of BT, BT Holdings and their Affiliates will have at the Closing all requisite corporate, partnership, limited liability company or other similar authority and power to execute and deliver the other Unwind Agreements to be executed by it on or prior to the Closing, to perform its obligations under such other Unwind Agreements to which it is a party and to consummate the transactions contemplated thereby. The execution, delivery and performance by each of BT and BT Holdings of this Agreement, and the consummation by each of BT and BT Holdings of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of BT and BT Holdings, and the execution, delivery and performance by each of BT, BT Holdings and their Affiliates of the other Unwind Agreements to be executed by it on or prior to the Closing, and the consummation of the transactions contemplated thereby, will, prior to such execution and delivery, be duly authorized by all necessary corporate, partnership, limited liability company or other similar action on the part of BT, BT Holdings or such Affiliates and no other corporate, partnership, limited liability company or other similar proceedings or actions on the part of any of BT, BT Holdings or such Affiliates, or their respective boards of directors or other governing bodies or stockholders, partners or members will be necessary therefor. This Agreement has been, and the other Unwind Agreements to be executed by BT, BT Holdings and their Affiliates on or prior to the Closing will, when executed and delivered, be, duly executed and delivered by BT, BT Holdings and their Affiliates, as applicable. Assuming the due execution and delivery hereof and thereof by the other parties thereto, this Agreement constitutes, and the other Unwind Agreements to be executed by BT, BT Holdings or their Affiliates on or prior to the Closing will, when duly executed and delivered, constitute, legal, valid and binding obligations of BT, BT Holdings and such Affiliates that are parties thereto, enforceable against it or them in accordance with their respective terms.

              (c) NO CONFLICTS. The execution, delivery and performance by each of BT and BT Holdings of this Agreement, the consummation of the transactions contemplated hereby and compliance with the terms hereof do not, and the execution, delivery and performance by each of BT, BT Holdings and their Affiliates of the other Unwind Agreements to be executed by it on or prior to the Closing, the consummation of the transactions contemplated by such Unwind Agreements and compliance with the terms of such Unwind Agreements will not at the Closing, conflict with, or constitute or result in any Default under (i) any provision of the memorandum or articles of association or bylaws of BT, the articles of association of BT Holdings or any provision of the constitutive or similar governing documents of any such Affiliate, (ii) any order, arbitration award, judgment, injunction or decree against, or binding upon, any of BT, BT Holdings or any such Affiliate or upon its properties or businesses, (iii) any instrument, contract, mortgage, charge or other agreement to which BT, BT Holdings or any such Affiliate is a party or by which any of its Assets is bound, or (iv) under any Applicable Law with respect to BT, BT Holdings or any such Affiliates, or any of their respective Assets (except, with respect to clauses (ii), (iii) and (iv), for such conflicts or Defaults that, individually or in the aggregate, would not have a material effect on the ability of BT, BT Holdings or any of their Affiliates, as applicable, to perform in all material respects its obligations under this Agreement and the other Unwind Agreements to which it is a party in accordance with their respective terms).

                   (d) Consents and Approvals. Except as provided in Schedule
                                                                     --------
6.2(d) or except as may be required to implement the steps set forth in Schedule
------                                                                  --------
2.1(c) in accordance with Applicable Law, no Third Party Approval and no
------
Governmental Approval is required to be obtained or made by BT, BT Holdings or any of their Affiliates in connection with the execution, delivery and performance of this Agreement and the other Unwind Agreements and the transactions contemplated hereby and thereby, except for Third Party Approvals or Governmental Approvals, the absence of which, individually or in the aggregate, would not have a material effect on the ability of BT, BT Holdings or their Affiliates, as applicable, to perform in all material respects its obligations under this Agreement and the other Unwind Agreements to which it is a party in accordance with their respective terms.

            6.3 Concert BV. Each of AT&T and BT has taken all action deemed
                ----------
necessary by it to be comfortable that Sections 6.3(a) and (b) are true and correct in all material respects, and neither parent shall make any claim or assertion against the other parent based on the provisions thereof being untrue or incorrect in any respect.

                   (a) Organization and Standing. Concert BV is a Besloten Vennootschap organized under the laws of The Netherlands, and has all requisite corporate or other authority and power necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

                   (b) Authorization; Validity. Concert BV has all requisite corporate or other authority and power to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Each of Concert BV and its Affiliates will have at the Closing all requisite corporate, partnership, limited liability company or other similar authority and power to execute and deliver the other Unwind Agreements to be executed by it on or prior to the Closing, to perform its obligations under such other Unwind Agreements to which it is a party and to consummate the transactions contemplated thereby. The execution, delivery and performance by Concert BV of this Agreement, and the consummation by Concert BV of the transactions contemplated hereby, have been duly authorized by all necessary corporate or other action on the part of Concert BV, and the execution, delivery and performance by Concert BV and its Affiliates of the other Unwind Agreements to be executed by it on or prior to the Closing, and the consummation of the transactions contemplated thereby, will, prior to such execution and delivery, be duly authorized by all necessary corporate, partnership, limited liability company or other similar action on the part of Concert BV or such Affiliates and no other corporate, partnership, limited liability company or other similar proceedings or actions on the part of any of Concert BV or such Affiliates or their respective governing bodies or stockholders, partners or members will be necessary therefor. This Agreement has been, and the other Unwind Agreements to be executed by Concert BV and its Affiliates on or prior to the Closing will, when executed and delivered, be, duly executed and delivered by Concert BV and its Affiliates, as applicable. Assuming the due execution and delivery hereof and thereof by the other parties thereto, this Agreement constitutes, and the other Unwind Agreements to be executed by Concert BV and its Affiliates on or prior to the Closing will, when duly executed and delivered, constitute, legal, valid and binding obligations of Concert BV and such Affiliates, enforceable against it in accordance with their respective terms.

                                  ARTICLE VII

                                    COVENANTS

            7.1 Reasonable Best Efforts; Conduct of Concert Group.
                -------------------------------------------------

                   (a) The parents and Concert BV shall use their reasonable best efforts to consummate the Closing as soon as practicable following the date of this Agreement. Notwithstanding any reasonable best efforts or similar obligation of the parties to obtain Key Governmental Approvals, consummate the Closing or take similar actions under this Agreement, a parent or any of its Affiliates may enter into and perform any agreement with respect to any spin-off, merger, acquisition, asset or equity purchase, asset or equity sale transaction or other restructuring, recapitalization, business combination or similar transaction (each, a "New Transaction"); provided, that (x) the relevant
                              ---------------
parent will otherwise continue to have a reasonable best efforts obligation to obtain its Key Governmental Approvals and otherwise consummate the transactions contemplated hereby as promptly as practicable following the date hereof, and continue to have a reasonable best efforts or similar obligation to consummate the Closing and take such similar actions, and (y) all applicable provisions of the Framework Agreement shall remain in full force and effect except (1) that
Section 11.10 of the Framework Agreement is hereby amended to eliminate any cure period regarding any breach of Article 11 of the Framework Agreement with respect to any such New Transaction, and (2) as such applicable provisions of the Framework Agreement are otherwise expressly amended by this Agreement.

                   (b) From the date hereof until the Closing Date except as otherwise permitted or required by this Agreement, including Article V hereof and including Schedule 2.1(c), the Funding Plan or the other Unwind Agreements
              ---------------
or as approved by the Shareholder Representatives, the parents shall cause Concert BV not to, and Concert BV shall cause each of the Concert Subsidiaries not to:

                      (i) amend its constitutive or equivalent documents;

                      (ii) declare or pay any dividend or distribution with respect to its capital stock or share capital;

                      (iii) repurchase its capital stock or share capital;

                      (iv) create, incur or assume any long-term or short-term Indebtedness (other than any Indebtedness contemplated by Section 5.1);

                      (v) assume, guarantee, endorse or otherwise become liable or responsible for any material obligations of any Person;

                      (vi) make any loans, advances or capital contributions to, or investments in, any Person in excess of $100,000 either singly or in a series of transactions taken together in aggregate;

                      (vii) sell, transfer or otherwise dispose of or, except as provided in Section 5.2, acquire any GV Asset exceeding $500,000 individually or $2,000,000 in the aggregate in value without the prior written consent of the parent to whom such GV Asset has been allocated or both parents in the event such GV Asset is an Unallocated Asset;

                      (viii) give notice of default under, terminate or cancel any material customer, correspondent, supply or distributor agreement or any other material agreement other than in the ordinary course of the Venture Business and other than with the prior written consent of the parent to which such agreement has been allocated (for the purpose of this Section 7.1(b), a contract shall be deemed to be "material" if it has annual revenues or annual expenditures of over $1,000,000 or otherwise has a value exceeding $1,000,000, or contains any exclusivity or most-favored customer provisions or purchase commitment obligations);

                      (ix) enter into any new material customer, correspondent, supply or distributor agreement or other material agreement or modify any such existing agreement;

                      (x) except as contemplated by the Employee Matters Agreement or the Transition Plan, enter into any employment agreements or increase the compensation or benefits of, or grant any severance pay or termination pay to, any of its employees, officers or directors; establish, adopt or enter into any employee benefit plan, program or arrangement or amend, modify or terminate any employee benefit plan in effect as of the date hereof, except in the ordinary course of the Venture Business;

                      (xi) degrade, diminish or otherwise modify the Concert Group product portfolio or the related MSD's or SLA's that exist as of September 15, 2001;

                      (xii) change the price books of the Concert Group in effect as of September 15, 2001, except that the Concert Group may continue its current practices in connection with responding to special bids;

                      (xiii) enter into any new arrangement or change any existing arrangement between a member of the Concert Group, on the one hand, and a parent or any of its Affiliates, on the other hand, having annual revenues or annual expenditures exceeding $1,000,000 or otherwise having a value exceeding $1,000,000;

                      (xiv) modify or replace any existing arrangement, grant any credit or enter into any settlement with respect to any contract involving in excess of

$100,000 if the impact thereof would be to increase or decrease the Adjusted Net Assets of either the AT&T Concert Group or the BT Concert Group;

                      (xv) take any action to accelerate or defer, decrease or delay the recognition of any receivable owing to any member of the Concert Group involving in excess of $100,000;

(xvi) take any action to accelerate or defer the settlement, accrual or creation of, increase the amount of, any payable owing by any member of the Concert Group involving in excess of $100,000; or

                      (xvii) enter into any agreement or commit to effect or implement any of the foregoing.

            7.2 Governmental and Third Party Approvals.
                --------------------------------------

                   (a) From the date of this Agreement, each parent and Concert BV shall use its reasonable best efforts to obtain, in the case of AT&T, the Governmental Approvals set forth in Schedule 6.1(d) with respect to AT&T and, in
                                    ---------------
the case of BT, the Governmental Approvals set forth in Schedule 6.2(d) with
                                                        ---------------
respect to BT (collectively, the "Key Governmental Approvals") required for the
                                  --------------------------
parents, Concert BV and their Subsidiaries to consummate the transactions contemplated by the Unwind Agreements, and to obtain such approvals as is necessary for its independent operation of the AT&T Allocated Business or BT Allocated Business, as the case may be, provided, however, that, whether in
                                        --------  -------
connection with any discussions with any Governmental Body or in connection with any Governmental Approval with respect to the transactions contemplated hereby or otherwise, (i) the obligations of the parents to use reasonable best efforts shall not limit or restrict the parents' ability to negotiate any matters that under the terms of any Unwind Agreement remain to be agreed by the parents, and
(ii) neither parent shall be required to agree to any important restriction, modification, limitation or reduction of any material provision of this Agreement or any other Unwind Agreement. In addition, each parent will cooperate with and use reasonable commercial efforts to assist the other parent in obtaining the Key Governmental Approvals for which such other parent is responsible; provided that it is agreed that the cost and expense (including any
             --------
reasonable out-of-pocket cost and expense incurred by the cooperating parent and any allocations of its in-house counsel charges, which shall, in each case, be promptly reimbursed to the cooperating parent) and the responsibility for obtaining such Key Governmental Approvals shall rest with AT&T with respect to the AT&T Governmental Approvals set forth on Schedule 6.1(d) and with BT with
                                             ---------------
respect to the BT Governmental Approvals set forth on Schedule 6.2(d).
                                                      ---------------

                   (b) From the date of this Agreement, the parents and Concert BV shall make or cause to be made available all information reasonably requested by the other parent or a parent to permit all necessary filings and notices to the European Commission to be made within one week following the execution of this Agreement or as promptly thereafter as required, and, with respect to filings and notifications in the United States and elsewhere, as promptly as practicably following the execution hereof, but in any event within sufficient time to enable all relevant filings and notifications to be made without delay and within any prescribed period therefor. The parents and Concert BV shall promptly furnish or cause to be furnished all information and documents reasonably required by the relevant Governmental Bodies, and make or cause to be made available staff to give evidence to such Governmental Bodies, in each case as appropriate in order to obtain its respective Key Governmental Approvals or such approvals as is necessary for its independent operation of the AT&T Allocated Business or BT Allocated Business, as the case may be.

                   (c) At all times prior to the Closing, the parents and Concert BV shall cooperate and coordinate with each other, as appropriate, and subject to confidentiality obligations and Applicable Law, with respect to filings and notifications to Governmental Bodies in connection with obtaining Governmental Approvals for the transactions contemplated hereby and such other approvals as any parent decides is necessary for its independent operation of the AT&T Allocated Business and BT Allocated Business, as the case may be.

                   (d) The parents and Concert BV will cooperate with each other in connection with obtaining all Approvals of non-Governmental Bodies necessary for the parents, Concert BV and their Subsidiaries to consummate the transactions contemplated by the Unwind Agreements; provided, that it is agreed
                                                    --------
that the cost and expense (including any reasonable out-of-pocket cost or expense incurred by the other parent or the Concert Group in so cooperating (including any allocations of in-house counsel charges), which shall, in each case, be promptly reimbursed to the cooperating parent) and the responsibility of obtaining each such Approval rests with the parent to which the corresponding GV Asset or member of the Concert Group will be transferred at Closing.

                   (e) If, on or prior to the Closing Date, either AT&T or BT is unable to obtain, or to cause to be obtained, any required Approval of a non-Governmental Body or a Governmental Approval necessary to consummate the transactions contemplated hereby and to permit AT&T or BT, as the case may be, to own and operate the AT&T Allocated Business or the BT Allocated Business, to the extent permitted by Applicable Law, AT&T or BT, as the case may be, may request that the applicable GV Asset not be transferred to it (or its Affiliates) at the Closing as contemplated hereby and the applicable member of the Concert Group shall hold any Assets not so transferred in trust for the benefit of the applicable parent and its Affiliates and shall continue to be bound by any agreements, leases, licenses and other obligations to the extent required by the terms thereof. To the extent permitted by Applicable Law, the applicable member of the Concert Group shall take such actions as reasonably requested by AT&T or BT, as the case may be, at the expense of the requesting party, to give effect to the foregoing provisions and to put the applicable parent and its Affiliates in as nearly equivalent a position as they would be in if the applicable GV Asset had been transferred. Such actions shall include granting a license or indefeasible right of use with respect thereto if requested by AT&T or BT, as the case may be. In addition, AT&T or BT, as the case may be, shall, as agent or subcontractor for the applicable member of the Concert Group pay, perform and discharge fully all the obligations or other Liabilities of such member of the Concert Group with respect to any GV Asset not transferred as a result of the failure to obtain any such Approval or Governmental Approval from and after the Closing Date. AT&T or BT, as the case maybe, shall indemnify such member of the Concert Group, and hold it harmless against any Liabilities arising in connection therewith. The applicable member of the Concert Group shall, without further consideration, pay and remit, or cause to be paid or remitted, to AT&T or BT, as the case may be, promptly all money, rights and other consideration received by it in respect of such performance. If and when any such Approval or Governmental Approval shall be obtained or such agreement, lease, license or other rights or obligations shall otherwise become assignable or able to be novated (or if AT&T or BT, as the case may be, agrees to indemnify the applicable member of the Concert Group in respect thereof, upon the earlier request of AT&T or BT, as the case may be) the applicable member of the Concert Group shall thereafter transfer the applicable GV Asset or assign, or cause to be assigned, all its rights, obligations and other Liabilities thereunder or any rights or obligations of any member of the Concert Group to AT&T or BT, as the case may be, without payment of further consideration and AT&T or BT, as the case may be, shall, without the payment of any further consideration, receive and assume such rights and obligations. Except as contemplated hereby, all payments or transfers pursuant to this Section 7.2(e) shall be made free and clear of, and without reduction for or on account of, any charges, fees, levies, deductions or set-offs of any nature or kind. All payments or transfers pursuant to this Section 7.2(e) shall be disregarded for purposes of any calculations or adjustments pursuant to Article IV hereof, and for purposes of such Article IV all such GV Asset transfers and liability transfers shall be deemed to have occurred at Closing. This Section 7.2(e) shall be subject to any provisions specifically dealing with the subject matter hereof in the Unwind Agreements.

            7.3 Access. Subject to confidentiality obligations and Applicable
                ------
Laws on data protection or otherwise, from the date hereof until the Closing Date, Concert BV shall give to each parent and its representatives reasonable access during normal business hours to the properties, books and records of the Concert Group and the employees, accountants and other consultants of the Concert Group (provided, that such access does not unreasonably interfere with
               --------
the Venture Business), and furnish each parent and its representatives with all such information concerning the GV Assets and GV Liabilities, as a parent may reasonably request. In furtherance and not in limitation of the foregoing, the access the parents shall be granted shall enable them to review the accounting entries of the Concert Group, including charges to and adjustments of assets, liabilities and reserves.

            7.4 Confidentiality.
                ---------------

                   (a) Each party acknowledges and agrees that the confidentiality obligations set forth in Section 18.10 of the Framework Agreement shall apply to any information provided by Concert BV or any Concert Subsidiary to either parent or its Affiliates pursuant to Section 7.3, except that each parent may disclose such information to its consultants, advisors and representatives, including legal counsel and financial advisors, in connection with the implementation and consummation of the transactions contemplated hereby.

                   (b) Each parent shall, and shall cause its Affiliates and its or their directors, officers, employees and agents (each, a "Recipient") to,
                                                             ---------
maintain in confidence all information furnished to each such Recipient in connection with or relating to this Agreement and the other Unwind Agreements. The preceding sentence shall not apply to information that (i) becomes generally available to the public other than as a result of disclosure by such Recipient contrary to this Agreement, (ii) was available to such Recipient on a non-confidential basis prior to its disclosure to such Recipient by the Concert Group or the other parent, (iii) becomes available to such Recipient on a non-confidential basis from a source other than the Concert Group or any other Recipient unless such Recipient knows that such source is bound by a confidentiality agreement or is otherwise prohibited from transmitting the information to such Recipient by a contractual obligation, (iv) is independently developed by such Recipient without reference to confidential information received from the Concert Group or the other parent, (v) is required to be filed publicly or disclosed by Applicable Law or legal process, or (vi) is required to be disclosed by any listing agreement with, or the rules or regulations of, any securities exchange on which securities of such Recipient or any of its Affiliates are listed or traded. In the case of a disclosure in the circumstances described in clause (v) or clause (vi) of the preceding sentence, the disclosing Recipient shall use its reasonable best efforts to provide the other parent with prompt notice thereof so that the other parent may take any appropriate measures, such as seeking a protective order or other appropriate remedy. If such protective order or other remedy is not obtained, the disclosing Recipient agrees to furnish only that portion of the information that it is legally required to do so and, at the request of or the other parent, shall use its reasonable best efforts to obtain assurances that confidential treatment will be accorded such information, if confidential treatment is available.

            7.5     Transition Plan; IPR; Data Segregation Policy.
                    ---------------------------------------------

                   (a) From the date hereof until the Closing and, to the extent applicable and at all times subject to Applicable Law and Section 5.1(a), on and after the Closing Date, the parents shall, and Concert BV shall cause the Concert Group to, implement the transition plan attached hereto as Schedule
                                                                   --------
7.5(a) (the "Transition Plan").
------       ---------------

                   (b) Concurrently with the execution of this Agreement, each of AT&T, BT and Concert BV shall execute the IPR Agreement and the Brand Agreement.

                   (c) From the date hereof, the parents shall, and shall cause its Affiliates to, comply with the Competition Safeguard and Data Segregation Policy set forth in Annex IV-E of Schedule 4 to the Transition Services
                    ----------
Agreement, the form of which is attached hereto as Exhibit 2.
                                                   ---------
           7.6      Press Releases.
                    --------------

                   (a) Following the date hereof, any public announcements in respect of the subject matter of any of the Unwind Agreements shall not be inconsistent with the initial joint press release which has been mutually agreed to as of the date hereof. For the purposes hereof, Section 28.4 of the Framework Agreement shall not apply.

                   (b) Concert BV shall not, and shall cause the Concert Subsidiaries not to, issue any public announcement in respect of the subject matter of this Agreement and the other Unwind Agreements without the prior written consent of AT&T and BT.

            7.7 Employee Matters. From the date hereof until the Closing Date,
                ----------------
and, to the extent applicable, on and after the Closing Date, each party shall comply, and shall cause its Affiliates to comply, with the provisions set forth in the employee matters agreement, which is being executed by AT&T, BT and Concert BV concurrently with the execution of this Agreement (the "Employee
                                                                   --------
Matters Agreement").
-----------------

            7.8 Continuation of Performance. From the date hereof until the
                ---------------------------
Closing Date and except as expressly provided otherwise in the Tax Matters Agreement, the Employee Matters Agreement, the IPR Agreement or the Transition Plan, each of the parents and Concert BV shall in good faith perform its obligations, including, subject to Section 5.1, its funding obligations, and provide goods and services under the existing Transaction Agreements. Without limiting the foregoing, but subject to Sections 5.1, 5.2, 5.3 and 5.4, from the date hereof until the Closing Date, all commercial and financial transactions between a member of the AT&T Group or BT Group, on the one hand, and any member of the Concert Group, on the other hand, shall be conducted in the ordinary course of business in accordance with past practice and on terms and conditions consistent with past practices, including, in the case of Intercompany Payables invoiced on or after September 16, 2001, taking into account the principles adopted by the Shareholder Representatives in resolving any disputes relating to Intercompany Payables of the same nature that are set forth on Schedule
                                                               --------
4.2(c)(i).
---------

            7.9 Further Assurances.
                ------------------

                   (a) From and after the date hereof and following the Closing, the parties shall use their reasonable best efforts to consummate the transactions contemplated hereby, subject to the terms hereof. From and after the date hereof and following the Closing, each party shall execute, or cause to be executed, such documents and other instruments, and take or cause to be taken such further actions, as may be reasonably requested to carry out the provisions hereof and the transactions contemplated hereby, subject in all cases, to the terms hereof.

                   (b) In accordance with Schedule 2.1(c) and in order to secure
                                          ---------------
the implementation of the Unwind Agreements as soon as practicable on or after the Closing, transfers of certain equity interests in members of the Concert Group to another member of the Concert Group, transfers or redemptions of certain GV Assets (other than equity interests in members of the Concert Group) from one member of the Concert Group to another member of the Concert Group, the dissolution or liquidation of members of the Concert Group or the creation of new members of the Concert Group may occur prior to the Closing. In connection therewith, from the date hereof to the Closing Date:

                      (i) Each parent shall, and shall cause its Representatives on the DirectorCo Board and Affiliates to, and Concert BV shall, and shall cause the Concert Subsidiaries to, adopt such board (or other similar governing body) or shareholder resolutions as may be necessary to approve, ratify or confirm such transfers or redemptions of equity interests and GV Assets, the dissolution or liquidation of members of the Concert Group or the creation of new members of the Concert Group.

                      (ii) Each parent shall, and shall cause its Affiliates to, and Concert BV shall, and shall cause the Concert Subsidiaries to, execute and deliver such instruments or deeds of transfer, stock powers or similar documents as may be required by Applicable Law to evidence and effect such transfers or redemptions of equity interests, all of which instruments, deeds, stock powers or similar documents shall be in customary and usual form with respect to the jurisdiction in question.

                      (iii) Each parent shall, and shall cause its Affiliates to, and Concert BV shall, and shall cause the Concert Subsidiaries to, execute and deliver such instruments or deeds of transfer, assignment and assumption agreements, bills of sale or similar documents as may be required by Applicable Law to evidence and effect such transfers of GV Assets, all of which instruments, deeds, agreements, bills or similar documents shall be in customary and usual form with respect to the jurisdiction in question.

                      (iv) Each parent shall, and shall cause its Affiliates to, and Concert BV shall, and shall cause the Concert Subsidiaries to, execute and deliver such instruments, deeds, agreements or other documents as may be required by Applicable Law to effect any such dissolution or liquidation of members of the Concert Group or the creation of any new member of the Concert Group, all of which instruments, deeds, agreements or other documents shall be in customary and usual form with respect to the jurisdiction in question.

                   (c) If any AT&T Asset or GV Liability allocated to AT&T is held by BT or any Affiliate thereof following the Closing or any BT Asset or GV Liability allocated to BT is held by AT&T or any Affiliate thereof following the Closing, then BT or AT&T, as applicable, shall hold such Asset or Liability in trust for and for the account of AT&T or BT, as applicable, and shall transfer such Asset or Liability to AT&T or BT, as applicable, as soon as practicable, free and clear of and without reduction for or on account of any charges, fees, levies, deductions or set-offs of any nature or kind.

                   (d) Prior to the Closing Date, on a date mutually agreed by the parties, Concert BV shall cause Concert Global Network Services Limited, a Bermuda company, and TNV (Netherlands Antilles) N.V., a Netherlands Antilles company, to enter into separate cable trust and management agreements, substantially in the forms of Exhibit 7-A and Exhibit 7-B attached hereto (the "Cable Trusts").
 ------------

                   (e) Without limiting the foregoing, if, by the Closing Date, AT&T has not obtained the requisite or desirable licenses with respect to the "Big Foot" assets (as described in the Transition Plan) in Argentina or Brazil, the parents shall, or shall cause their respective Affiliates to, execute and deliver:

                      (i) the Argentina lease agreement, substantially in the form of Exhibit 8 attached hereto (the "Argentina Agreement"); or
        ---------                       -------------------

                      (ii) the Brazil lease agreement, substantially in the form of Exhibit 9 attached hereto (the "Brazil Agreement").
   ---------                       ----------------

            7.10 Insurance.
                 ---------

                   (a) The parents agree that the directors' and officers' insurance and errors and omissions insurance of the Concert Group in effect as of the Closing Date shall be extended for a period of six years after the Closing Date for the purpose of continuing coverage for any facts, events or circumstances occurring or existing prior to the Closing Date. The costs of extending such insurance coverage shall be borne by the parents on an equal basis.

                   (b) From and after the Closing Date, each parent shall be responsible for obtaining its own insurance coverage for its respective Allocated Business.

            7.11 Expenses. Except as otherwise expressly set forth herein and
                 --------
except as may be separately agreed by AT&T and BT in writing, each parent and its Affiliates shall bear their own expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the other Unwind Agreements and the transactions contemplated hereby and thereby.

                                  ARTICLE VIII

                               PARTICULAR MATTERS
                               ------------------

            8.1 AGNS. Each parent agrees that it will not, and that it will not
                ----
permit any of its Affiliates to, take any action until at least 60 days following the termination of this Agreement to refer any matter to the Wise Counselor or any other arbitrator for resolution in accordance with Section 7 of the Letter Agreement, between AT&T and BT, dated November 22, 1999, as amended by Amendment No. 1 on February 24, 2000, Amendment No. 2 on May 25, 2000, and Amendment No. 3 on June 15, 2000 (together with the Schedules and Attachments thereto, the "AGNS Agreement").
              --------------

            8.2 Canada.
                ------

                   (a) Concurrently with the execution of this Agreement, each parent and its applicable Affiliates has entered into a partnership interest transfer agreement regarding AT&T BT Canada JVI General Partnership (the "Canada Agreement").

                   (b) On the Closing Date, AT&T or one of its Affiliates shall pay to BT Holdings an amount equal to the Agreed Amount in Dollars in cash by wire transfer of immediately available funds, to enable BT to satisfy its obligations to AT&T BT Canada JVI General Partnership as set forth in Section 9.1(e). "Agreed Amount" means the Dollar equivalent of the principal of, plus
         -------------
accrued and unpaid interest on, the note issued by BT to the AT&T BT Canada JVI General Partnership (the "Canadian Note") determined as of the close of business
                          -------------
on the day prior to the Closing Date. The conversion of Canadian dollars into Dollars shall be made using the closing buying rate shown on the Bloomberg Professional Screen in New York City on the relevant date.

            8.3 Farland. From the date hereof until the Closing Date, BT shall
                -------
continue to operate Farland in the ordinary course of business consistent with past practice, without materially changing its operations or business plan in a manner that would expand any conflict between its operations and the provisions of the Framework Agreement (without giving effect to Section 11.18 of the Framework Agreement), and (i) notwithstanding the provisions of Section 11.18(a) of the Framework Agreement, Article 11 of the Framework Agreement shall not apply to BT's or any of its Affiliate's equity interests in Farland or to BT's or any of its Affiliate's indirect interest in any Assets or Subsidiaries of Farland, and (ii) notwithstanding the provisions of Sections 11.18(b) and (d) of the Framework Agreement, neither BT nor any of its Affiliates shall be required to perform its obligations thereunder.

            8.4 Customer Contracts.
                ------------------

                   (a) Notwithstanding anything in the Framework Agreement, any Transaction Agreement or any other agreement to the contrary, the parties agree that from and after the date hereof, each of the parents and their respective Affiliates shall be entitled to enter into new agreements with Qualifying MNC Customers and agreements for the Concert Group's provision of Carrier Services (in each case, including agreements extending the term of, or renewing or adding additional services to existing agreements, but not merely adding additional volume) in the name of the applicable parent or any Affiliate thereof, provided, that, the applicable parent or Affiliate thereof shall hold such contract in trust for the economic benefit or risk of the Concert Group, and all revenues and receivables and payables derived therefrom in respect of performance prior to the Closing Date will be promptly transferred to a member of the Concert Group prior to the Closing (it being agreed that after the Closing such contracts shall be for the economic benefit or risk of, and all amounts payable thereunder in respect of performance from and after the Closing shall be paid to, the relevant parent or its Affiliate).

                   (b) With respect to any agreement in effect as of the date hereof relating to the offer, sale or distribution of Communications Services to any Qualifying MNC Customer or relating to the Concert Group's provision of Carrier Services, in either case which agreement is allocated to the other parent pursuant to this Agreement from and after the Closing, the parties shall not, and shall not permit any of their respective Affiliates to, seek to induce or induce any third party to terminate or breach such agreement, or to amend any such agreement to reduce the level of any products or services committed thereunder or to shorten the term thereof. Without diminishing the obligations set forth in the preceding sentence, if, prior to the Closing, a Qualifying MNC Customer or other customer of the Concert Group requests the assignment or transfer of a customer contract existing as of the date hereof to the parent to whom such contract is to be transferred as of the Closing Date, the Shareholder Representatives shall review the request. If the Shareholder Representatives determine that the assignment or transfer request should be granted, the customer contract in question shall be assigned or transferred to the applicable parent or its Affiliate only to the extent permitted by Applicable Law, it being understood that notwithstanding any such assignment or transfer, such parent or its Affiliate shall hold such contract in trust for the economic benefit or risk of the Concert Group, and all revenues and receivables and payables derived therefrom in respect of performance prior to the Closing Date will be transferred to a member of the Concert Group prior to Closing (it being agreed that after the Closing such contracts shall be for the economic benefit or risk of, and all amounts payable thereunder in respect of performance from and after the Closing shall be paid to, the relevant parent or its Affiliate).

            8.5 Revenues and Benefits for Certain Matters. If a parent (i)
                -----------------------------------------
enters into any agreement to use the assets described in Section 5.2(b), (ii) enters into any agreement pursuant to Section 8.4(a), or (iii) receives the assignment or transfer of any agreement pursuant to Section 8.4(b), then such parent shall promptly notify the other parent in writing describing such arrangements in sufficient detail to enable all revenues, receivables and payables derived therefrom to be reflected in the Closing Statements.

            8.6 Transaction Agreements. From the date hereof until the Closing
                ----------------------
Date, except as specifically modified by the terms of this Agreement or any other Unwind Agreement, the Framework Agreement and the other Transaction Agreements shall remain in full force and effect and the parties shall continue to perform their respective obligations thereunder.

                                   ARTICLE IX

                                     CLOSING
                                     -------

            9.1 Closing.
                -------

                   (a) AT&T and BT shall promptly notify the other parties upon receipt of notice that any Key Governmental Approvals required to be obtained by the notifying parties in connection with the transactions contemplated hereby have been obtained. As soon as practicable and in any event within 10 Business Days after all conditions set forth in Article X have been satisfied or waived, but in no event earlier than the earlier of (i) February 1, 2002, and (ii) the completion of the projects set forth in the Transition Plan (such earlier date, the "First Date"), the closing (the "Closing") of the transactions contemplated
     ----------                      -------
hereby shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York

10019, at 10:00 a.m., New York City time, at a date agreed to by the parties; provided, however, that if all of the conditions set forth in Article X have
--------  -------
been satisfied (other than those conditions that by their nature are to be satisfied at the Closing), but a parent forms a reasonable opinion that one or more of the steps set forth in Schedule 2.1(c) will result in a delay of the
                               ---------------
Closing, such parent shall have the right, notwithstanding the obligations contained in Section 7.1(a) to use reasonable best efforts to consummate the Closing, by notice in writing to the other parent, to extend the period to effect the Closing for a period of up to 90 days following the date of satisfaction of all of the conditions set forth in Article X (other than those conditions that by their nature are to be satisfied at the Closing), but in any event no earlier than the First Date (the "90 Day Period"), in which case (i)
                                           -------------
upon delivery of such notice, each parent shall automatically have the right to use, in accordance with Section 5.2(b), the assets and associated systems that it funded pursuant to Section 5.2(b), and (ii) not later than the last day of the 90 Day Period, the Closing shall occur (but subject to the satisfaction of all of the conditions set forth in Article X as of the Closing Date), and, if necessary, the party invoking the extension of the period for Closing shall have the right to trigger the restructuring rights set forth in Section 4(c)(ii) of the Tax Matters Agreement (if such restructuring rights have theretofore not been invoked) and the parties shall, subject to the satisfaction of all of the conditions set forth in Article X as of the Closing Date, effect the Closing based on any finally determined Restructuring (as defined in the Tax Matters Agreement) no later than the last day of the 90 Day Period. The time and date upon which the Closing occurs is referred to herein as the "Closing Date."
                                                            ------------
Except as mutually agreed, the extension of the Closing for the 90 Day Period shall not extend the Closing beyond December 31, 2002.

                   (b) At the Closing, upon the terms and subject to the conditions set forth herein, each party will and will cause its Affiliates to take the actions described in Article 10 to be taken at the Closing and this
Section 9.1 and execute and deliver such other instruments and take all such other reasonable actions as are necessary to consummate the transactions contemplated by the Unwind Agreements to be consummated by it and its Affiliates at the Closing.

                   (c) At the Closing, upon the terms and subject to the conditions set forth herein, each of the parties shall, and shall cause its Affiliates and, insofar as within its power, each of the Concert Subsidiaries to, enter into each of the Unwind Agreements which have not been entered into prior to the Closing Date to which such party, its Affiliates or such Concert Subsidiary, as the case may be, are parties, including the following Unwind
Agreements:

                      (i) each of the Commercial Agreements, substantially in the forms of Exhibit 1 - Exhibit 6 appended to Schedule 1.1A hereto; and
             ---------   ---------             -------------

                      (ii) the mutual release, substantially in the form of
Exhibit 10 attached hereto (the "Mutual Release").
----------                       --------------

                   (d) At the Closing:

                      (i) Each parent shall, and shall cause its Representatives on the DirectorCo Board and Affiliates to, and Concert BV shall, and shall cause the Concert Subsidiaries to, adopt such board or shareholder resolutions as may be necessary to approve, ratify or confirm the GV Share Transfers and the GV Asset Transfers and the other matters contemplated by this Agreement and to dissolve DirectorCo and AT&T/BT Strategic Investment Program L.L.C.

                      (ii) Each parent shall, and shall cause its Affiliates to, and Concert BV shall, and shall cause the Concert Subsidiaries to, execute and deliver such instruments or deeds of transfer, stock powers or similar documents as may be required by Applicable Law to evidence and effect the GV Share Transfers or the dissolution of DirectorCo or AT&T/BT Strategic Investment Program L.L.C., all of which instruments, deeds, stock powers or similar documents shall be in customary and usual form with respect to the jurisdiction in question.

                      (iii) Each parent shall, and shall cause its Affiliates to, and Concert BV shall, and shall cause the Concert Subsidiaries to, execute and deliver such instruments or deeds of transfer, assignment and assumption agreements, bills of sale or similar documents as may be required by Applicable Law to evidence and effect the GV Asset Transfers, all of which instruments, deeds, agreements, bills or similar documents shall be in customary and usual form with respect to the jurisdiction in question.

                      (iv) AT&T or its Affiliate shall receive share certificates or other evidences of its interests in the Concert Subsidiaries listed on Schedule 2.1(c), and BT or its Affiliate shall receive share
          ---------------
certificates or other evidences of its interests in the Concert Subsidiaries listed on Schedule 2.1(c).
          ---------------

                      (v) Without duplication of Section 9.1(d)(iv), AT&T or its Affiliate shall receive instruments or deeds of transfer, bills of sale or other similar documents evidencing the transfer to it of the AT&T Assets to be transferred by way of GV Asset Transfers, and BT or its Affiliates shall receive instruments or deeds of transfer, bills of sale or other similar documents evidencing the transfer to it of the BT Assets to be transferred by way of GV Asset Transfers.

                   (e) On the Closing Date, immediately following the Closing, BT shall immediately repay in Dollars in cash by wire transfer of immediately available funds the Agreed Amount to the AT&T BT Canada JVI General Partnership in full satisfaction of the Canadian Note.

            9.2 Termination of Framework Agreement and Venture Business.
                -------------------------------------------------------

                   (a) Subject to the consummation of the transactions contemplated by Section 9.1, on the Closing Date, the Framework Agreement, the other Transaction Agreements, all other agreements contemplated by the Transaction Agreements, and the AGNS Agreement (including all provisions of the foregoing that purport to survive termination other than any provisions relating to maintaining confidentiality of information) shall automatically, without any further action on the part of any party thereto, terminate and be of no further force or effect, except (i) as otherwise provided in Article XIII and the Tax Matters Agreement, and (ii) that the defined terms set forth in the Framework Agreement shall continue in effect for the purposes of this Agreement.

                   (b) Upon the Closing, the Concert Group joint venture shall be deemed to be dissolved and the Venture Business shall be deemed to be terminated.

            9.3 Parent Actions. Following the Closing, each parent shall use
                --------------
reasonable best efforts, and shall cause its Affiliates to use reasonable best efforts, to take all such actions as may be necessary to facilitate the dissolution of the Concert Group joint venture and the termination of the Venture Business as provided in this Agreement and the other Unwind Agreements. Following the Closing, each of AT&T and BT shall cause each member of the AT&T Group or the BT Group, respectively, to comply with all of its respective obligations under any Unwind Agreement.

                                   ARTICLE X

                              CONDITIONS TO CLOSING
                              ---------------------

            10.1 Condition to Each Party's Obligations. The obligations of each
                 -------------------------------------
of AT&T and BT and their Affiliates to enter into the other Unwind Agreements not theretofore executed and delivered to which they are parties and otherwise to consummate the transactions to be consummated by them at Closing are subject to the fulfillment to the satisfaction of, or waiver by, each of AT&T and BT, as of the Closing Date, of the following conditions:

                   (a) Governmental Approvals.

                      (i) All notifications required pursuant to the HSR Act for the transactions contemplated hereby shall have been made, and the applicable waiting period and any extensions thereof shall have expired or been terminated.

                      (ii) The European Commission, pursuant to the EU Merger Regulations, shall have granted approval of this Agreement and each other Unwind Agreement and the transactions contemplated hereby and thereby or, upon any transfer of jurisdiction under the Merger Regulations to a relevant national Governmental Body or Bodies, on receipt of the appropriate clearance or clearances.

                      (iii) All necessary FCC Orders approving the transactions contemplated hereby shall have been obtained, none of which shall have been revoked or stayed as of the Closing Date.

                      (iv) The U.S. Government shall have notified Concert BV and BT of a decision to take no action with respect to any notice filed by Concert BV and BT with the Committee on Foreign Investment in the United States in connection with this transaction.

                      (v) (x) A written notice shall have been received by AT&T, BT and Concert BV from the U.S. Department of Defense, the U.S. Department of Justice and the Federal Bureau of Investigation indicating that no further action is required of AT&T or BT or their Affiliates in connection with that certain agreement, dated October 7, 1999, by and between AT&T, BT, Concert BV, Concert Global Networks USA L.L.C. (formerly known as VLT Co. L.L.C.), Violet License Co. L.L.C., the U.S. Department of Defense, the U.S. Department of Justice and the Federal Bureau of Investigation, or (y) at the time of Closing, none of these agencies is continuing to interpose any objection to this transaction.

                      (vi) No Governmental Body shall, at the time of Closing, be taking any action to rescind or withdraw any Governmental Approvals contemplated by Section 10.1(a)(i), (ii), (iii), (iv) or (v).

                      (vii) The consent of HM Treasury under section 765 of the Income and Corporation Taxes Act 1988 to the transactions contemplated hereby shall have been obtained or it has been determined as a matter of law that section 765 of the Income and Corporation Taxes Act 1988 does not apply to such transactions.

                   (b) No Injunctions. No order, judgment, injunction, award or decree shall have been entered and in effect or threatened and not withdrawn by any Governmental Body (including the European Commission) that enjoins, restrains or prohibits the consummation of any of the transactions contemplated hereby or by the other Unwind Agreements, puts in doubt the validity of this Agreement or any other Unwind Agreement in any material respect or materially affects the ability of AT&T to operate the AT&T Allocated Business, taken as a whole, or BT to operate the BT Allocated Business, taken as a whole.

                   (c) Unwind Agreements. The Unwind Agreements listed in Sections 9.1(c) and (d) shall have been executed and delivered by the parties thereto and such Unwind Agreements and the other Unwind Agreements shall be in full force and effect.

                   (d) Canada. The transactions contemplated by the Canada Agreement shall simultaneously be consummated with the transactions contemplated hereby.

            10.2 Conditions to the Obligations of AT&T. The obligations of each
                 -------------------------------------
of AT&T and its Affiliates to enter into the other Unwind Agreements to which it is a party and to otherwise consummate the transactions that are to be consummated by them at the Closing are subject to the fulfillment to the satisfaction of, or waiver by, AT&T, as of the Closing Date, of the following additional conditions:

                   (a) Accuracy of Representations and Warranties. The representations and warranties by BT in this Agreement shall be true and correct, in each case as of the date they were made and as of the Closing Date, as if made on and as of the Closing Date, except in either case where the failure to be true or correct would not have a material adverse effect on the AT&T Allocated Business.

                   (b) Performance of Obligations. BT and its Affiliates shall have performed or complied with their respective covenants and agreements contained in the Unwind Agreements required to be performed or complied with by BT and its Affiliates on or prior to the Closing Date except where failure to have performed or complied would not have a material adverse effect on the AT&T Allocated Business.

            10.3 Conditions to the Obligations of BT. The obligations of each of
                 -----------------------------------
BT and its Affiliates to enter into the other Unwind Agreements to which it is a party and to otherwise consummate the transactions that are to be consummated by them at the Closing are subject to the fulfillment to the satisfaction of, or waiver by, BT, as of the Closing Date, of the following additional conditions:

                   (a) Accuracy of Representations and Warranties. The representations and warranties by AT&T in this Agreement shall be true and correct, in each case as of the date they were made and as of the Closing Date, as if made on and as of the Closing Date, except, in either case, where the failure to be true and correct would not have a material adverse effect on the BT Allocated Business.

                   (b) Performance of Obligations. AT&T and its Affiliates shall have performed or complied with their respective covenants and agreements contained in the Unwind Agreements required to be performed or complied with by AT&T and its Affiliates on or prior to the Closing Date except where failure to have performed or complied would not have a material adverse effect on the BT Allocated Business.

                                   ARTICLE XI

                                 INDEMNIFICATION
                                 ---------------

            11.1 Indemnification by AT&T. Subject to the terms of this
                 -----------------------
Agreement, AT&T shall indemnify and hold harmless BT and its Affiliates and their respective officers, directors, employees, agents and representatives and each of their respective heirs, executors, successors and assigns (the "BT
                                                                        --
Indemnified Parties") from and against all claims, liabilities, losses, costs,
-------------------
expenses and damages, including the reasonable fees, expenses and other charges of counsel (collectively, "Losses"), to the extent relating to, arising out of
                           ------
or resulting from, or asserted by third Persons against the BT Indemnified Parties in connection with (a) the AT&T Allocated Business and the ownership or operation thereof after the Closing Date, (b) AT&T Post-Closing Liabilities, (c) any Excluded AT&T Liabilities, (d) Operational Concert Liabilities assumed by AT&T pursuant hereto, and (e) Liabilities reflected in the Adjusted Net Assets of the AT&T Concert Balance Sheet, except in the case of clause (a) or (b), where the Losses arise from the gross negligence or willful misconduct of BT or its Affiliates or their respective officers, directors, employees, agents or representatives in the operation of any assets of the AT&T Allocated Business for and on behalf of AT&T or its Affiliates as contemplated by Section 7.2(e) or otherwise.

            11.2 Indemnification by BT. Subject to the terms of this Agreement,
                 ---------------------
BT shall indemnify and hold harmless AT&T and its Affiliates and their respective officers, directors, employees, agents and representatives and each of their respective heirs, executors, successors and assigns (the "AT&T
                                                                   ----
Indemnified Parties") from and against all Losses, to the extent relating to,
-------------------
arising out of or resulting from, or asserted by third Persons against the AT&T Indemnified Parties in connection with (a) the BT Allocated Business and the ownership or operation thereof after the Closing Date, (b) BT Post-Closing Liabilities, (c) any Excluded BT Liabilities, (d) Operational Concert Liabilities assumed by BT pursuant hereto, and (e) Liabilities reflected in the Adjusted Net Assets of the BT Concert Balance Sheet, except in the case of clause (a) or (b), where the Losses arise from the gross negligence or willful misconduct of AT&T or its Affiliates or their respective officers, directors, employees, agents or representatives in the operation of any assets of the BT Allocated Business for and on behalf of BT or its Affiliates as contemplated by
Section 7.2(e) or otherwise.

            11.3 Notice and Opportunity to Defend Against Third Party Claims.
                 -----------------------------------------------------------

                   (a) Promptly after receipt by any BT Indemnified Party or AT&T Indemnified Party (the "Indemnitee") from any third party of notice of any
                             ----------
demand, claim or circumstance that, with or without the lapse of time, would give rise to a claim or the commencement or threatened commencement of any action, proceeding or investigation (an "Asserted Liability") that may result in
                                         ------------------
a Loss under Section 4.7, 11.1 or 11.2, as the case may be, the Indemnitee shall give notice thereof (the "Claims Notice") to AT&T or BT, as the case may be (the
                          -------------
"Indemnifying Party"); provided, that, any failure to promptly give a Claims
 ------------------
Notice shall not relieve any Indemnifying Party of its liability hereunder except to the extent that such Indemnifying Party has been materially prejudiced thereby. The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount, estimated, if necessary and if possible, of the Loss that has been or may be suffered by the Indemnitee.

                   (b) The Indemnifying Party may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability if and to the extent it confirms in writing that it has liability for such Asserted Liability without qualification; provided, however, that no Indemnifying Party shall
                       --------  -------
consent to entry of any judgment or enter into any settlement without the consent of the Indemnitee if the effect thereof is to permit any injunction, declaratory judgment, order or other nonmonetary relief to be entered, directly or indirectly, against the Indemnitee. If the Indemnifying Party elects to compromise or defend such Asserted Liability and gives such notice, it shall within 30 Business Days, or sooner, if the nature of the Asserted Liability so requires, notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party (including the allocated cost of in-house personnel of the Indemnified Party), in the compromise of, or defense against, such Asserted Liability. If the Indemnifying Party elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided or contests its liability to indemnify the Indemnitee, the Indemnitee may pay or defend such Asserted Liability. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle any claim over the objection of the other, unless such settlement (i) does not directly or indirectly involve the entry of any injunction, declaratory judgment, order or other nonmonetary relief against the Indemnitee or Indemnifying Party, (ii) includes a full release from liability of the Indemnifying Party and the Indemnitee, and (iii) is paid by the settling party only. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. If the Indemnifying Party does not so choose, it will make available to the Indemnitee any books, records or other documents within its control that are necessary or appropriate for the defense of the Asserted Liability.

                   (c) If any Asserted Liability involves a Loss in respect of which an Indemnifying Party has an indemnification obligation under Section 4.7 or this Article XI, as well as a Loss in respect of which such Indemnifying Party does not have an indemnification obligation under Section 4.7 or this
Article XI, the parties shall cooperate in allocating responsibility therefor.

            11.4 Limitations on Indemnification. Except in the case of the
                 ------------------------------
application of this Article XI in respect of an Action described in Section 4.7, the indemnification provided for in this Article XI shall be subject to the following limitations:

                   (a) An Indemnifying Party shall not be required to indemnify any Indemnitee, and shall not have any liability for any individual (or series of related) occurrences, events, circumstances, acts or omissions where the Loss relating thereto is less than $100,000, and such occurrences, events, circumstances, acts or omissions shall not be aggregated for the purposes of
Section 11.4(b); and

                   (b) An Indemnifying Party shall not be obligated to pay any amounts for indemnification under Section 11.1 or Section 11.2, as the case may be, until the aggregate amount of all Losses for which it would be liable exceeds on a cumulative basis an amount equal to $500,000, whereupon the Indemnifying Party shall be obligated to pay in full all such Losses.

            11.5 Indemnification in Respect of Specific Matters. BT and AT&T
                 ----------------------------------------------
hereby acknowledge and agree that this Article XI shall not govern their respective indemnification obligations in respect of Losses relating to, arising out of or resulting from, or asserted by third Persons against BT or AT&T in connection with (i) any Taxes, which are governed by the Tax Matters Agreement,
(ii) any employee matters, which are governed by the Employee Matters Agreement or (iii) any Claims made or asserted under any of the Commercial Agreements, the Argentina Agreement or the Brazil Agreement.

            11.6 Certain Matters Relating to Indemnification.
                 -------------------------------------------

                   (a) In no event shall any Indemnifying Party be responsible or liable for any Losses that are incidental, consequential, indirect, special, punitive or other than actual damages, except where such Losses arise from the willful breach by the Indemnifying Party or its Affiliates of any of its obligations under this Agreement or except to the extent such Losses are payable in respect of a third party claim.

                   (b) The amount which any Indemnifying Party is required to pay to any Indemnitee entitled to indemnification hereunder will be reduced by any insurance proceeds or other amount recovered or recoverable from any third party in reduction of the related Loss. If an Indemnitee receives a payment (an "Indemnity Payment") required by this Agreement from an Indemnifying Party in
 -----------------
respect of any Loss and subsequently receives insurance proceeds or recovers any other amount as provided in this Section 11.6(b), then the Indemnitee will without demand reimburse the Indemnifying Party such amount as is equal to the excess of the Indemnity Payment received over the amount of the Indemnity Payment that would have been due if the insurance proceeds or other amounts had been received, realized or recovered before the Indemnity Payment was made.

                   (c) To the extent set forth therein, the provisions of the Tax Matters Agreement shall govern the treatment of any indemnification payments made under this Agreement.

                                  ARTICLE XII

                               BREACH; TERMINATION
                               -------------------

            12.1 Breach. Except as otherwise expressly provided herein, a party
                 ------
shall be in breach of this Agreement if it fails fully to perform, or suspends its performance of, its obligations hereunder and if it fails to cure such failure or suspension within 30 days following receipt of written notice thereof from one of the other parties.

            12.2 Remedies for Breach. In addition to any other remedies set
                 -------------------
forth in this Agreement, the remedies for any breach of this Agreement shall include damages and injunctive relief, including specific performance. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

            12.3 Termination of this Agreement.
                 -----------------------------

                   (a) If the Closing does not occur on or prior to December 31, 2002, either parent may give written notice of termination of this Agreement, so long as the notifying parent and its Affiliates are not in material breach of their representations and warranties, covenants or other obligations under this Agreement. The notice of termination shall specify a date, not later than 30 days following its delivery, for the effective time of termination. No termination of this Agreement shall relieve a party for any liability for any breach by it of the provisions hereof.

                   (b) Upon the termination of this Agreement, the Framework Agreement, the other Transaction Agreements and, subject to Section 8.1, the AGNS Agreement shall continue in full force and effect, except that:

                      (i) BT shall be required to make the offer to sell set forth in Section 11.18(b) of the Framework Agreement within 90 days after the date of termination of this Agreement; and

                      (ii) BT shall be required to comply with its obligations under Section 11.18(d) of the Framework Agreement on or before the first anniversary of the date of termination of this Agreement.

                   (c) Upon the termination of this Agreement, except for
Article I, Section 4.1(a) with respect to the obligation to pay the Pound Adjustment or make a capital contribution, Section 7.4, Section 7.11, Section 8.1, Section 13.1 and Article XIV, which shall survive the termination of this Agreement, all other provisions of this Agreement shall cease to have any force or effect.

                                  ARTICLE XIII

                               DISPUTE RESOLUTION
                               ------------------

            13.1 Jurisdiction of the Wise Counselor.
                 ----------------------------------

                   (a) From the date of this Agreement until the Closing Date, any Claim arising out of or relating to this Agreement, the Employee Matters Agreement (but only to the extent specifically provided therein), or the Transition Plan (with respect to pre-Closing matters only) shall, in all cases, be submitted to the Wise Counselor in accordance with Article 24 of the Framework Agreement, as if this Agreement, the Employee Matters Agreement and the Transition Plan were "Transaction Agreements."

                   (b) Any Claim, other than a Major Claim, asserted on or after the Closing Date and prior to the fourth anniversary thereof, arising out of or relating to this Agreement, the Employee Matters Agreement (but only to the extent specifically provided therein), the Mutual Release or any other agreement, document or instrument contemplated hereby (other than the Tax Matters Agreement, the IPR Agreement, the Brand Agreement, the Commercial Agreements and the Canada Agreement) (collectively the "Covered Agreements")
                                                        ------------------
shall, in all cases, be resolved by the Wise Counselor in accordance with Sections 24.3(a), 24.3(b), 24.4(a), 24.8 and 24.9 of the Framework Agreement as if the Covered Agreements were "Transaction Agreements," and the determination of the Wise Counselor shall be final and binding on the parties thereto in all respects. For purposes of this Section 13.1(b), the reference to the "District Court" in Section 24.3(a) of the Framework Agreement shall be deemed to be a reference to the "Selected Courts."

                   (c) If the Closing occurs, Article 24 of the Framework Agreement shall remain in full force and effect after the Closing to enable the Wise

Counselor to make its determination of any Claims (other than Major Claims) submitted to the Wise Counselor in accordance with this Section 13.1.

            13.2 Major Claims.
                 ------------

                   (a) Unless the parents otherwise agree, a Major Claim asserted on or after the Closing Date and prior to the fourth anniversary thereof, arising out of or relating to the Covered Agreements shall be subject to compulsory non-binding mediation, with the Wise Counselor as mediator in which both of the (i) finance director or chief financial officer of the parents, and (ii) the general counsel of AT&T and, for BT, the company secretary or comparable officer will be required to participate. The mediation shall be conducted in accordance with rules and procedures determined by the Wise Counselor, which shall be designated to facilitate resolution of the Major Claim by a consensus of the parents. The period of mediation shall not exceed 90 days. If the parents cannot settle the matter through the mediation process within such 90-day period, either parent may submit such Major Claim to the exclusive jurisdiction of the Selected Courts, which shall adjudicate the Major Claim on a de novo basis.

                   (b) If there is a dispute, the Wise Counselor shall have the authority to determine whether or not a Claim is a Major Claim.

            13.3 Preliminary Injunctive Relief. A parent seeking injunctive
                 -----------------------------
relief shall have the right, prior to or during any mediation, arbitration or litigation process, to apply to the Selected Courts (in the case of a Major Claim or, on and after the fourth anniversary of the Closing Date, any Claim) or, prior to the fourth anniversary of the Closing Date, the Wise Counselor (in the case of Claims other than Major Claims) for preliminary injunctive relief pending the completion of the mediation, arbitration or litigation.

            13.4 Appointment of Wise Counselor. Each parent acknowledges that
                 -----------------------------
the current term of the Wise Counselor and the two members of the College of Wise Counselors will expire on January 5, 2002. For the purposes of this Agreement, each parent shall take all such actions as may be reasonably necessary (i) at least 30 days prior to January 5, 2002, to extend the term of the Wise Counselor and the members of the College of Wise Counselors for an additional period ending December 31, 2002, and (ii) if any Claim has been submitted to the Wise Counselor on or before such date that is not likely to be finally adjudicated by the Wise Counselor on or before such date, to extend the term of the Wise Counselor for such period as may be necessary to enable the Wise Counselor to make its final determination of the Claim; provided, that if the Closing shall occur, after such date Sections 24.1(b) and (c) of the Framework Agreement shall apply with respect to the appointment of the Wise Counselor.

            13.5 Judicial Determinations.
                 -----------------------

                   (a) With respect to any Claims that may be submitted to the Selected Courts in accordance with this Article XIII, each party agrees not to assert, by way of motion, as a defense or otherwise, in any such Claim, that it is not subject personally to the jurisdiction of the Selected Courts, that the Claim is brought in an inconvenient forum or that the venue of the Claim is improper. Each party irrevocably submits to the jurisdiction of the Selected Courts in any such Claim.

                   (b) Any and all service of process and any other notice in any such Claim shall be effective against any party if given personally or by registered or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing herein contained or contained in any Covered Agreement shall be deemed to affect the right of any party to serve process in any manner permitted by law.

                   (c) EACH OF THE PARENTS HEREBY AGREES, AND AGREES TO CAUSE ITS AFFILIATES, TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM ARISING OUT OF OR RELATING TO ANY COVERED AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE TRANSACTIONS CONTEMPLATED THEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER COVERED AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

                                  ARTICLE XIV

                                  MISCELLANEOUS
                                  -------------

            14.1 Notices. Any notice or other communication required or
                 -------
permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission (with confirmation of receipt) or sent by internationally recognized courier service, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if sent by facsimile, at the time of receipt of a legible copy thereof or, if sent by internationally recognized courier service, three days after the date of deposit with the courier service, postage prepaid, and shall be sent as follows:

                                  (i)   if to the AT&T Parties, to:

                                        AT&T Corp.
                                        295 North Maple Avenue
                                        Basking Ridge, New Jersey 07920-1002
                                        United States of America
                                        Attention: Daniel Stark, Esq.
                                        Facsimile No.: (908) 221-8287

                                        with a copy to:

                                        Wachtell, Lipton, Rosen & Katz
                                        51 West 52nd Street
                                        New York, New York  10019
                                        United States of America
                                        Attention:  Stephanie J. Seligman, Esq.
                                        Facsimile No.:  (212) 403-2000

                                  (ii)  if to the BT Parties, to:

                                        British Telecommunications plc
                                        81 Newgate Street
                                        London ECIA 7AJ
                                        England
                                        Attention:  Group General Counsel
                                        Facsimile No.:  011-44-207-356-6151
                                        and
                                        Attention:  Assistant Company Secretary
                                        Facsimile No.:  011-44-207-356-6391

                                        and

                                        BT (Netherlands) Holdings B.V.
                                        Overschiestraat 65
                                        1062 XD Amsterdam
                                        The Netherlands
                                        Attention:  Company Secretary
                                        Facsimile No.:  011-31-20-669-2429

                                        with a copy to:

                                        Paul, Weiss, Rifkind, Wharton & Garrison
                                        1285 Avenue of the Americas
                                        New York, New York  10019-6064
                                        United States of America
                                        Attention:  Yvonne Y.F. Chan, Esq. and
                                                    Toby S. Myerson, Esq.
                                        Facsimile No.:  (212) 757-3990

                                  (iii) if to Concert BV, to:

                                        Concert B.V.
                                        Overschiestraat 65
                                        1062 XD Amsterdam
                                        The Netherlands
                                        Attention:  Company Secretary
                                        Facsimile No.:  011-31-20-669-2429
                                        and prior to the Closing Date only,
                                        with a copy to:

                                        c/o 1200 Peachtree Street, N.E.,
                                        Room 6110
                                        Atlanta, Georgia  30309
                                        United States of America
                                        Attention:  Walter DeSocio, Esq.
                                        Facsimile No.:  (404) 810-5650

                                        and:

                                        British Telecommunications plc
                                        81 Newgate Street
                                        London EC1A 7AJ
                                        England
                                        Attention:  Group General Counsel
                                        Facsimile No.:  011-44-207-356-6151
                                        and
                                        Attention:  Assistant Company Secretary
                                        Facsimile No.:  011-44-207-356-6151

                                        and:

                                        Paul, Weiss, Rifkind, Wharton & Garrison
                                        1285 Avenue of the Americas
                                        New York, New York  10019-6064
                                        United States of America
                                        Attention:  Yvonne Y.F. Chan, Esq. and
                                                    Toby S. Myerson, Esq.
                                        Facsimile No.:  (212) 757-3990

                                        and:

                                        AT&T Corp.
                                        295 North Maple Avenue
                                        Basking Ridge, New Jersey 07920-1002
                                        United States of America
                                        Attention:  Daniel Stark, Esq.
                                        Facsimile No.:  (908) 221-8287
                                        and:

                                        Wachtell, Lipton, Rosen & Katz
                                        51 West 52nd Street
                                        New York, New York  10019
                                        United States of America
                                        Attention:  Stephanie J. Seligman, Esq.
                                        Facsimile No.:  (212) 403-2000

Any party may by notice given in accordance with this Section 14.1 to the other parties designate another address, facsimile number or Person for receipt of notices hereunder.

            14.2 Entire Agreement. This Agreement (including the Schedules
                 ----------------
hereto), together with the other Unwind Agreements, and the other agreements contemplated hereby and thereby, contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior term sheets, discussions, negotiations and agreements, written or oral, with respect thereto.

            14.3 Waivers and Amendments; Preservation of Remedies. This
                 ------------------------------------------------
Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by AT&T and BT or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

            14.4 Severability. In case any provision of this Agreement shall be
                 ------------
held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction.

            14.5 Assignment. This Agreement shall be binding upon and shall
                 ----------
inure to the benefit of and be enforceable by the parties and any assigns agreed to in writing by the parties hereto. In addition, the parties acknowledge that each parent is contemplating certain additional restructuring activities. In connection therewith, the AT&T Parties and the BT Parties may assign this Agreement, the other Unwind Agreements, the Transaction Agreements and the AGNS Agreement and their rights and obligations hereunder and thereunder to any Person or Persons, by spin-off or otherwise, if the capabilities to perform all obligations and provide all goods and services required of the AT&T Parties or the BT Parties, as the case may be, under the Framework Agreement, the other Transaction Agreements, this Agreement, the other Unwind Agreements, the AGNS Agreement and the other agreements entered into in connection therewith are not impaired in any material respect as a result of such transaction, and upon such assignment the other AT&T Parties and any Affiliates thereof or the other BT Parties and any Affiliates thereof, as the case may be, shall be released from all obligations hereunder and thereunder. Any such permitted assignee shall be deemed a successor to AT&T or BT, as the case may be, for all purposes hereof and thereof.

            14.6 No Third Party Beneficiaries. Except for the AT&T Indemnified
                 ----------------------------
Parties and the BT Indemnified Parties pursuant to Article XI, this Agreement is not intended to be for the benefit of and shall not be enforceable by any Person that is not a party hereto.

            14.7 Governing Law. This Agreement shall be governed by, and
                 -------------
construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

            14.8 Payments. All payments to be made hereunder shall be made free
                 --------
and clear of, and without reduction for or on account of, any charges, fees, taxes, levies, deductions or withholding of any nature or kind, subject to the Tax Matters Agreement in the case of taxes and the withholding of taxes.

            14.9 Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Signatures delivered by telecopy shall have the same effect as the manual original signatures.

                  [remainder of page left intentionally blank]

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties set forth below as of the date first written above.

                                            AT&T CORP.


                                            By:  /s/ Daniel Stark
                                                --------------------------
                                                Name:  Daniel Stark
                                                Title: Vice President


                                            AT&T COMMUNICATIONS SERVICES
                                            OF JAMAICA L.L.C.


                                            By: /s/ David Pester
                                                --------------------------
                                                Name:  David Pester
                                                Title: Vice President


                                            BRITISH TELECOMMUNICATIONS PLC


                                            By:   /s/ Tim Cowen
                                                --------------------------
                                                Name:  Tim Cowen
                                                Title: General Counsel BT Ignite


                                            BT (NETHERLANDS) HOLDINGS B.V.


                                            By:   /s/ U.M. Daelman Geerdink
                                                --------------------------
                                                Name: U.M. Daelman Geerdink
                                                Title: Managing Director


                                            CONCERT B.V.


                                            By: /s/ Gary Weis
                                                --------------------------
                                                Name: Gary Weis
                                                Title:  Chief Executive Officer


                                            By: /s/ Tim Smart
                                                --------------------------
                                                Name: Tim Smart
                                                Title:  Chief Operating Officer

                             [Termination Agreement]